UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Newmont Mining Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Newmont Mining Corporation 1700 Lincoln Street Denver, CO 80203 USA

Notice of 2008 Annual Meeting of Stockholders

Date of Meeting:	Wednesday, April 23, 2008

Time:	1:00 p.m., local time

Place:	Hotel du Pont

11th and Market Streets

Wilmington, Delaware 19801

Purpose:	1.	Elect directors;

2.	Ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as Newmont’s independent auditors for 2008;

3.	Consider and act upon a stockholder proposal to approve Majority Voting for the Election of Directors in a Non-Contested Election, as set forth in the accompanying Proxy Statement, if introduced at the meeting;

4.	Consider and act upon a stockholder proposal regarding Independent Board Chairman, as set forth in the accompanying Proxy Statement, if introduced at the meeting;

5.	Transact such other business that may properly come before the meeting.

Record Date:	February 22, 2008

All stockholders are cordially invited to attend the meeting in person. If you are unable to attend the meeting in person, please mark, sign and date the enclosed proxy card or voting instruction form and return it promptly in the enclosed envelope. In certain instances, you can vote over the telephone or Internet as described on the enclosed proxy card or voting instruction form. Your vote is important so that your shares will be represented and voted at the meeting even if you cannot attend.

By Order of the Board of Directors

SHARON E. THOMAS

Vice President and Secretary

February 28, 2008

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON APRIL 23, 2008

The Notice and Proxy Statement and Annual Report are available at

http://bnymellon.mobular.net/bnymellon/nem

#

Information About Attending the 2008 Annual Meeting

Admission Ticket

Admission Ticket Information

Please note that admission to the Annual Meeting will be by admission ticket only. Please cut along the dotted line, detach and bring this Admission Ticket with you to the Annual Meeting. Photocopies of this Admission Ticket will not be accepted. Admission will be limited to stockholders of record on February 22, 2008, or a stockholder’s authorized proxy representative.

Verification

In all cases, record date share ownership must be verified at the meeting. Please bring valid photo identification to the meeting.

Registered Stockholders

For ownership verification, please provide:

•	name(s) of stockholder
•	address
•	telephone number
•	stockholder account, or
•	copy of your proxy card showing stockholder name(s) and address

Beneficial Holders

For ownership verification, please provide:

•	a copy of your February brokerage account statement showing Newmont stock ownership as of the record date, February 22, 2008
•	a letter from your broker, bank or other nominee verifying your record date ownership, or
•	a copy of your brokerage account voting instruction card showing stockholder name(s) and address

The use of cameras at the Annual Meeting is prohibited and they will not be allowed into the meeting or any other related areas. We realize that many cellular phones have built-in digital cameras; while these phones may be brought into the venue, the camera function may not be used at any time.

Newmont will establish meeting procedures for the conduct of the Annual Meeting of Stockholders to ensure that there is sufficient time to address all of the items described in the Proxy Statement and to facilitate an orderly meeting. An agenda and procedures will be distributed at the beginning of the meeting describing the official business meeting and procedures for stockholders wishing to address the meeting following the official business meeting. Time allotted to questions or comments by stockholders will be limited.

Newmont invites questions from stockholders to be addressed at the Annual Meeting. Stockholders may mail their questions to Newmont to the attention of Secretary, Newmont Mining Corporation, 1700 Lincoln Street, Denver, CO 80203 USA, or submit them to Newmont at investor.relations@newmont.com. Along with your questions, please state the number of Newmont shares you own.

If you plan to attend the Annual Meeting, please check the box on your proxy card.

We will include the results of the voting at the 2008 Annual Meeting in a quarterly report on Form 10-Q filed with the Securities and Exchange Commission.

A-1

2008 Proxy Statement

i

PROXY STATEMENT

General Information

This proxy statement is furnished to holders of Newmont Mining Corporation common stock, Newmont Mining Corporation of Canada Limited exchangeable shares, and Newmont Mining Corporation CHESS Depository Interests in connection with the solicitation of proxies on behalf of the Board of Directors of Newmont Mining Corporation (“Newmont” or the “Company”) to be voted at the Annual Meeting of Stockholders of Newmont on April 23, 2008. Stockholders of record at the close of business on February 22, 2008 are entitled to notice of and to vote at the meeting and at all adjournments.

Stockholders Entitled to Vote.

The holders of record of the following securities at the close of business on February 22, 2008 (the “Record Date”) are entitled to vote at Newmont’s 2008 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, April 23, 2008:

•

common stock of the Company, par value $1.60 per share (the “Newmont Common Stock”), of which there were 435,840,858 shares outstanding as of the Record Date (including shares represented by the Newmont CHESS Depository Interests (“CDIs”) referred to below);

•

exchangeable shares of Newmont Mining Corporation of Canada Limited, a Canadian corporation (“Newmont Canada”), of which there were 17,447,859 shares (the “Newmont Exchangeable Shares”) as of the Record Date entitled to vote pursuant to the terms of the Newmont Special Voting Stock described below; and

•	CDIs, of which there were 51,762,343 outstanding as of the Record Date, which vote on a ten-for-one basis.

Voting Your Shares.

Newmont Common Stock. Each share of Newmont Common Stock that you own entitles you to one vote. Your proxy card shows the number of shares of Newmont Common Stock that you own.

•

You may vote your shares by signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy” (each or any of the individuals named on the proxy card) will vote your shares as you instruct on the proxy card. If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Newmont Board of Directors.

•	You may vote by telephone or by the Internet by following the instructions that are included with your proxy card. If you vote by telephone or the Internet, you do not need to return your proxy card.

•

You may attend the Annual Meeting and vote in person. We will give you a ballot when you arrive. However, if your stock is held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. This is the only way we can be sure that the broker, bank or other nominee has not already voted your shares on your behalf.

Newmont Exchangeable Shares. Each Newmont Exchangeable Share that you own has economic rights (such as the right to receive dividends and other distributions) that are, as nearly as practicable, equivalent to those of shares of Newmont Common Stock. Holders of Newmont Exchangeable Shares have a right through a Voting and Exchange Trust Agreement (the “Voting Agreement”) to vote at stockholders’ meetings of the Company. The Newmont Exchangeable Shares, however, are not shares issued by Newmont and, therefore, a holder of Exchangeable Shares is not a registered stockholder of Newmont, but is a registered shareholder of Newmont Canada. The Newmont Exchangeable Shares are exchangeable at the option of the holders into Newmont Common Stock on a one-for-one basis.

There are two ways to vote your Newmont Exchangeable Shares.

•

You may vote by signing and returning the enclosed Voting Instruction Form. This form permits you to instruct Computershare Trust Company of Canada, as trustee under the Voting Agreement (the “Trustee”), to vote at the Annual Meeting. The Trustee holds one share of special voting stock of the Company (the “Newmont Special Voting Stock”) that is entitled to vote on all matters on which the shares of Newmont Common Stock vote. The share of Newmont Special Voting Stock has a number of votes in respect to the Annual Meeting equal to the lesser of (a) the number of Newmont Exchangeable Shares outstanding on the Record Date (other than Newmont Exchangeable Shares held by Newmont or its affiliates) or (b) 10% of the total number of votes attaching to the Newmont Common Stock then outstanding. Based upon the foregoing, the Trustee will be entitled to cast up to 17,447,859 votes at the Annual Meeting. The Trustee must receive your voting instructions by 1:00 p.m. in Toronto, Ontario, Canada, on April 22, 2008. This will give the Trustee time to tabulate the voting instructions and vote on your behalf. The Trustee will exercise each vote attached to the Newmont Special Voting Stock only on the basis of instructions received from the relevant holders of Newmont Exchangeable Shares. In the absence of instructions from a holder as to voting, the Trustee will not have any voting rights with respect to such Newmont Exchangeable Shares.

•

You may attend the Annual Meeting and vote in person. As a holder of Newmont Exchangeable Shares, you may attend the Annual Meeting in person to vote directly the number of votes to which you are entitled. Please refer to the Notice to Exchangeable Shareholders and Voting Instruction Form enclosed with this proxy material for additional instructions on voting at the meeting.

Newmont CDIs. The Newmont CDIs are units of beneficial ownership in Newmont Common Stock held by CHESS Depository Nominees Pty Ltd (ACN 071 346 506) (“CDN”), a wholly-owned subsidiary of the Australian Stock Exchange Limited (ACN 008 624 691). References to Newmont Mining Corporation for purposes of Australian equity holders are to “Newmont Mining Corporation ARBN 099 065 997, organized in Delaware with limited liability,” and principally regulated in accordance with the laws and rules of Delaware. Since July 1, 2002, Newmont CDIs have traded on the Australian Stock Exchange (“ASX”) as a Foreign Exempt Listing granted by the ASX, which provides an ancillary trading facility to the Company’s primary listing on the New York Stock Exchange. Newmont CDIs entitle holders to dividends and other rights economically equivalent to Newmont Common Stock on a ten-for-one basis. CDN, as the stockholder of record (or its proxy or substitute), will vote the underlying shares of Newmont Common Stock in accordance with the directions of the CDI holders. Your CDI Voting Instruction Form shows the number of Newmont CDIs that you own.

•

You may vote by signing and returning the enclosed CDI Voting Instruction Form. Newmont has appointed Computershare Investor Services Pty Limited in Adelaide, South Australia, Australia, as its agent with respect to the collection and processing of voting instructions from Newmont CDI holders. The enclosed CDI Voting Instruction Form permits you to instruct Computershare Investor Services Pty Limited to vote your Newmont CDIs on your behalf. Computershare must receive your voting instructions by 5:00 p.m., Adelaide time, on April 21, 2008, to give them enough time to tabulate the voting instructions on your behalf.

•	You may attend the Annual Meeting; however, to vote your shares, please use the enclosed CDI Voting Instruction Form as described above.

Revocation of Proxy or Voting Instruction Form.

Revocation of Newmont Common Stock Proxy. A stockholder who executes a proxy may revoke it by delivering to the Secretary of the Company, at any time before the proxies are voted, a written notice of revocation bearing a later date than the proxy, or attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Written notice revoking a proxy should be sent to the attention of the Secretary, 1700 Lincoln Street, Denver, Colorado 80203. A stockholder may substitute another person in place of those persons presently named as proxies.

Revocation of Exchangeable Shares Voting Instruction Form. A registered holder of Newmont Exchangeable Shares who has submitted a Voting Instruction Form may revoke the Voting Instruction Form by completing and signing a Voting Instruction Form bearing a later date and depositing it with the Trustee. No notice of revocation or later-dated Voting Instruction Form, however, will be effective unless received by the Trustee prior to 1:00 p.m., Toronto time, on April 22, 2008.

A non-registered holder of Newmont Exchangeable Shares may revoke a Voting Instruction Form at any time by written notice to the intermediary, except that an intermediary is not required to act on a revocation of a Voting Instruction Form that is not received by the intermediary at least ten days prior to the Annual Meeting.

Revocation of Newmont CDI Voting Instruction Form. A holder of Newmont CDIs who has completed and returned a CDI Voting Instruction Form (in the manner described above) may revoke the directions to CDN contained therein by delivering to Computershare Investor Services Pty Limited, Level 5, 115 Grenfell Street, Adelaide 5000, South Australia, Australia, no later than April 21, 2008, a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent.

Quorum, Tabulation and Broker Non-Votes and Abstentions.

Quorum. The holders of a majority of the outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting must be present in person or represented by proxy in order to constitute a quorum for all matters to come before the meeting. For purposes of determining the presence of a quorum, “shares of capital stock of the Company” include all shares of Newmont Common Stock (including shares represented by Newmont CDIs) and the maximum number of shares of Newmont Common Stock that the Trustee of the Newmont Exchangeable Shares is entitled to vote at the Annual Meeting.

Tabulating Votes. Votes at the Annual Meeting will be tabulated by two inspectors of election who will be appointed by the Chairman of the meeting and who will not be candidates for election to the Board of Directors. The inspectors of election will treat shares of capital stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

Broker Non-Votes and Abstentions. Abstentions and broker “non-votes” as to particular matters are counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Abstentions have the same effect as votes against proposals presented to stockholders. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions to do so from the beneficial owner.

Votes Required to Approve the Proposals.

Election of Directors. Directors will be elected by a favorable vote of a plurality (meaning the largest number of votes cast) of those shares of capital stock present and entitled to vote, in person or by proxy, at the Annual Meeting. A stockholder may withhold votes from any or all nominees.

Ratify PricewaterhouseCoopers LLP as the Company’s Independent Auditors for 2008. The affirmative vote of a majority of the shares present and entitled to vote, in person or by proxy, at the Annual Meeting is required to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2008.

Other Items. If any other items are presented at the Annual Meeting, they must receive an affirmative vote of a majority of the shares present and entitled to vote, in person or by proxy, in order to be approved.

Solicitation Costs.

The enclosed proxy and/or Voting Instruction Form is solicited by the Board of Directors of the Company. This proxy material will be mailed to the holders of Newmont Common Stock, Newmont CDIs and Newmont Exchangeable Shares on or about March 7, 2008. In addition to solicitation by mail, solicitation of proxies and Voting Instruction Forms may be made by certain officers and employees of the Company by mail, telephone or in person. The Company has retained Georgeson Shareholder Communications Inc. to aid in the solicitation of brokers, banks, intermediaries and other institutional holders in the United States and Canada for a fee of $14,000. All costs of the solicitation of proxies will be borne by the Company. The Company also will reimburse brokerage firms and others for their expenses in forwarding proxy materials to beneficial owners of Newmont Common Stock, Newmont CDIs and Newmont Exchangeable Shares.

Notes to Participants in Employee Retirement Savings Plans.

Participants in the Retirement Savings Plan of Newmont and Retirement Savings Plan for Hourly-Rated Employees of Newmont. If you are a participant in the Retirement Savings Plan of Newmont or Retirement Savings Plan for Hourly-Rated Employees of Newmont (the “Retirement Savings Plans”) and hold Newmont Common Stock in the Retirement Savings Plans, shares of Newmont Common Stock which are held for you under the Retirement Savings Plans, as applicable, may be voted through the proxy card accompanying this mailing. The Retirement Savings Plans are administered by The Vanguard Group, as trustee. The trustee, as the stockholder of record of the Newmont Common Stock held in the Retirement Savings Plans, will vote the shares held for you in accordance with the directions you give on the enclosed proxy card, provided that you return the proxy card duly signed and dated to the address indicated on the enclosed envelope. If the proxy cards representing shares of Newmont Common Stock held under the Retirement Savings Plans are not returned duly signed and dated, the Trustee will vote the shares in the same proportion as it votes shares as to which directions have been received.

Participants in the Canadian Employee Share Savings Program. If you are a participant in the Employee Share Savings Program, a non-registered Canadian Savings Plan (“Savings Plan”), shares of Newmont Common Stock that are held for you under this Savings Plan may be voted through the proxy card accompanying this mailing. The Savings Plan is administered by Sun Life Financial (“Sun Life”). Sun Life, as the stockholder of record of the Newmont Common Stock held in the Savings Plan, will vote the shares held for you in accordance with the directions you give on the enclosed proxy card, provided that you return the proxy card duly signed and dated to the address indicated on the enclosed envelope. If a proxy card representing shares of Newmont Common Stock held under the Savings Plan is not returned duly signed and dated, your shares will not be voted.

Stockholder Proposals for 2009 Annual Meeting.

For a stockholder proposal, including a proposal for the election of a director, to be included in the proxy statement and form of proxy for the 2009 Annual Meeting, the proposal must have been received by us at our principal executive offices no later than November 7, 2008. Proposals should be sent to the attention of the Secretary of the Company at 1700 Lincoln Street, Denver, Colorado 80203 USA. We are not required to include in our proxy statement and form of proxy a stockholder proposal that was received after that date or otherwise fails to meet the requirements for stockholder proposals established by regulations of the United States Securities and Exchange Commission.

In addition, under our bylaws, stockholders must give advance notice of nominations for a director or other business to be addressed at the 2009 Annual Meeting no later than the close of business on February 20, 2009. The advance notice must have been delivered to the attention of the Secretary of the Company at 1700 Lincoln Street, Denver, Colorado 80203 USA.

Proposal No. 1—Election of Directors

Nominees.

Each of the 11 persons named below is a nominee for election as a director at the Annual Meeting for a term of one year or until his/her successor is elected and qualifies. Unless authority is withheld, the proxies will be voted for the election of such nominees. All such nominees are currently serving as directors of the Company. All such nominees were elected to the Board of Directors at the last Annual Meeting, except for Joseph A. Carrabba and Richard T. O’Brien, who were elected to the Board of Directors on June 4, 2007 and July 1, 2007, respectively. If any such nominee cannot be a candidate for election at the Annual Meeting, then the proxies will be voted either for a substitute nominee designated by the Board of Directors or for the election of only the remaining nominees.

The following table sets forth information as to each nominee for election, including his or her age (as of the Record Date), background and principal occupations, including public company directorships:

Nominee	Director Since
GLEN A. BARTON (68) Retired Chairman and Chief Executive Officer of Caterpillar Inc., having served in that position from 1999 to 2004. Vice Chairman thereof from 1998 to 1999 and Group President from 1990 to 1998. Director of Valmont Industries, Inc.	2001
VINCENT A. CALARCO (65) Non-Executive Chairman of Newmont Mining Corporation. Retired Chairman of Crompton Corporation (now known as Chemtura Corporation), a specialty chemical company, having served in that position from 1996 to 2004. President and Chief Executive Officer thereof from 1985 to 2004. Director of Consolidated Edison, Inc. and CPG International Inc.	2000
JOSEPH A. CARRABBA (55) Chairman, President and Chief Executive Officer of Cleveland-Cliffs Inc since May 2007. Served as the Company’s President and Chief Executive Officer from 2006 to 2007 and as President and Chief Operating Officer from 2005 to 2006. Previously served as President and Chief Operating Officer of Diavik Diamond Mines, Inc. from 2003 to 2005. Director of Cleveland-Cliffs Inc	2007
NOREEN DOYLE (58) Retired First Vice President of the European Development Bank for Reconstruction and Development, having served in that position from 2001 to 2005, and in other executive positions with the European Development Bank for Reconstruction and Development since 1992. Director of Credit Suisse, QinetiQ and Rexam PLC	2005
VERONICA M. HAGEN (62) Chief Executive Officer of Polymer Group, Inc. since April 2007. President and Chief Executive Officer of Sappi Fine Paper North America from 2004 to 2007. Executive positions with Alcoa, Inc. since 1998, including Vice President and Chief Customer Officer from 2003 to 2004 and Vice President, Alcoa North American Extrusions from 2001 to 2003.	2005
MICHAEL S. HAMSON (67) Chairman, Hamson Consultants Pty Ltd, a consulting company, since 1987; Joint Chairman and Chief Executive Officer of McIntosh Hamson Hoare Govett Limited (now Merrill Lynch Australia) from 1972 to 1986 and Director and Deputy Chairman of Normandy Mining Limited from 1987 to 2002. Director of Genesis Emerging Markets Ltd.	2002

Nominee	Director Since
ROBERT J. MILLER (62) Principal of Dutko Worldwide, a public policy company, since July 2005. Partner at Jones Vargas, a law firm, from 1999 to 2005; Governor of the State of Nevada from 1989 to 1999. Director of Zenith National Insurance Corp., International Game Technology and Wynn Resorts, Limited.	1999
RICHARD T. O’BRIEN (53) President and Chief Executive Officer of Newmont since July 2007. President and Chief Financial Officer of Newmont from April 2007 to July 2007; Executive Vice President and Chief Financial Officer during 2006 and 2007 and Senior Vice President and Chief Financing Officer from 2005 to 2006. Executive Vice President and Chief Financial Officer of AGL Resources from 2001 to 2005. Director of Inergy Holdings, L.P.	2007
JOHN B. PRESCOTT (67) Chairman of Queensland Rail since 2006. Chairman of ASC Pty Ltd since 2000. Retired executive of The Broken Hill Proprietary Company Limited (now BHP Billiton Ltd), and Managing Director and Chief Executive Officer thereof from 1991 to 1998. Director of Normandy Mining Limited from 1999 to 2002.	2002
DONALD C. ROTH (64) Managing Partner of EMP Global LLC, an international private equity firm, since 1992. Member of Advisory Committee to the National Treasury Management Agency, Commissioner of Ireland’s National Pension Reserve Fund and Advisory Council member of the John Hopkins University Paul H. Nitze School of Advanced International Studies. Vice President and Treasurer of the World Bank from 1988 to 1992. Director of ISEQ® Exchange Traded Fund Public Limited Company.	2004
JAMES V. TARANIK (67) Director of the Mackay School of Earth Sciences and Engineering at the University of Nevada, Reno since January 2004. Dean of Mackay School of Mines at the University of Nevada, Reno, from February 2003 to January 2004. Regents Professor and Arthur Brant Chair of Geophysics; President and Chief Executive Officer Emeritus of Desert Research Institute, University and Community College System of Nevada, an environmental research organization, since 1998.	1986

Board Recommendation.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” ALL OF THE FOREGOING NOMINEES AND, UNLESS A STOCKHOLDER GIVES INSTRUCTIONS ON THE PROXY CARD TO THE CONTRARY, THE PROXIES NAMED THEREON INTEND SO TO VOTE.

Independence of Directors.

The Board affirmatively determines the independence of each director and each nominee for election as director. For each individual deemed to be independent, the Board has determined (a) that there is no relationship with the Company, or (b) the relationship is immaterial. The Board has considered the independence standards of the New York Stock Exchange and adopted more stringent categorical independence standards described below.

The Board has determined that the relationships that fall within the standards described in its independence standards are categorically immaterial. As such, provided that no law, rule or regulation precludes a determination of independence, the following relationships are not considered to be material relationships with the Corporation for purposes of assessing independence: service as an officer, director, employee or trustee or greater than five percent beneficial ownership in (i) a supplier of goods or services to the Corporation if the annual sales to the Corporation are less than $1 million or two percent of the gross revenues or sales of the supplier, whichever is greater; (ii) a lender to the Corporation if the total amount of the Corporation’s indebtedness is less than one percent of the total consolidated assets of the lender; (iii) a charitable organization if the total amount of the Corporation’s total annual charitable contributions to the organization are less than $1 million or two percent of that organization’s total annual gross receipts (excluding any amounts received through the Corporation’s employee matching program for charitable contributions), whichever is greater; or (iv) any relationship arising out of a transaction, or series of transactions, in which the amount involved is less than $60,000.

In making its independence determinations, the Board considered the circumstances described below.

Mr. Hamson is a director of Genesis Emerging Markets Ltd. The committee administering the investment of Company funds for its pension plan selected one of the Genesis Emerging Market funds as one investment in its portfolio. This relationship meets categorical independence standard (i) above.

Dr. Taranik is the director of the Mackay School of Earth Sciences and Engineering at University of Nevada, Reno. The Company donated $500,000 to the University of Nevada Foundation in 2007, for the benefit of mining education at the Mackay School of Earth Sciences and Engineering. Dr. Taranik is not a director, trustee or employee of the University of Nevada Foundation, and the Company’s donation to the Foundation constituted less than 2% of the Foundation’s charitable receipts in 2007. The Company’s donation reflects its strong interest in promoting mining education in Nevada, one of its core operating regions. The Board of Directors has considered these circumstances and determined that the donation does not constitute a material relationship with the Company that would affect independence.

Based on the foregoing analysis, the Board determined that the following directors are independent:

Glen A Barton	Michael S. Hamson
Vincent A. Calarco	Robert J. Miller
Joseph A. Carrabba	John B. Prescott
Noreen Doyle	Donald C. Roth
Veronica M. Hagen	James V. Taranik

In addition, based on these standards, the Board has affirmatively determined that Richard T. O’Brien is not independent because he is President and Chief Executive Officer and that certain former directors, who served on the Board during 2007 are not independent: (a) Wayne W. Murdy, who resigned as Chairman of the Board on December 31, 2007, was not independent because he served as the Chief Executive Officer until June 30, 2007, (b) Pierre Lassonde, who resigned from the Board on November 30, 2007, was not independent because he served as President until December 31, 2006, and (c) Seymour Schulich, who resigned from the Board on April 24, 2007, was not independent because he served as an officer of and a consultant for a subsidiary of the Company.

Stock Ownership of Directors and Executive Officers.

As of February 22, 2008, the directors and executive officers of the Company as a group beneficially owned, in the aggregate, 1,665,859 shares of the Company’s outstanding capital stock, constituting, in the aggregate, .37% of the Company’s outstanding capital stock.

No director or executive officer beneficially owned (a) more than 1% of the outstanding shares of Newmont Common Stock or Newmont Exchangeable Shares, or (b) shares with voting power in excess of 1% of the voting power of the outstanding capital stock of the Company. Each director and executive officer has sole voting power and dispositive power with respect to all shares beneficially owned by them, except as set forth below.

The following table sets forth the beneficial ownership of Newmont Common Stock, including shares in the form of Newmont CDIs, as of February 22, 2008 held by (a) each current director and nominee; (b) the Chief Executive Officer, the Chief Financial Officer and each of the other highly compensated executive officers (the “Named Executive Officers”); and (c) all current directors and executive officers as a group. The address for each of the named individuals below is c/o Newmont Mining Corporation, 1700 Lincoln Street, Denver, Colorado 80203.

Name of Beneficial Owner	Shares Owned	Restricted Stock(2)	401(k) Plan(3)	Option Shares(4)	Beneficial Ownership Total
Non-Employee Directors(1)
Glen A. Barton	8,041	–0–	–0–	2,925	10,966
Vincent A. Calarco	8,990	–0–	–0–	–0–	8,990
Joseph A. Carrabba	1,810	–0–	–0–	–0–	1,810
Noreen Doyle	4,125	–0–	–0–	–0–	4,125
Veronica M. Hagen	4,125	–0–	–0–	–0–	4,125
Michael S. Hamson(5)	16,468	–0–	–0–	–0–	16,468
Robert J. Miller	10,002	–0–	–0–	–0–	10,002
Robin A. Plumbridge	15,699	–0–	–0–	–0–	15,699
John B. Prescott(6)	10,325	–0–	–0–	–0–	10,325
Donald C. Roth	5,385	–0–	–0–	–0–	5,385
James V. Taranik	13,434	–0–	–0–	–0–	13,434

Named Executive Officers
Richard T. O’Brien	5,961	42,261	510	28,332	77,064
Russell Ball	3,327	3,553	936	39,782	47,598
Britt D. Banks	13,937	6,402	3,511	30,834	54,684
Randy Engel	390	2,331	1,818	18,330	22,869
Guy Lansdown	7,995	2,984	979	39,288	51,246
Wayne W. Murdy	48,089	–0–	–0–	605,000	653,089
Thomas L. Enos	30,020	–0–	–0–	65,666	95,686
David Harquail	51,893	–0–	1,490	131,671	185,054
All directors and executive officers as a group, including those named above (28 persons)	314,543	89,535	19,051	1,242,730	1,665,859

(1)

For 2007, director stock units were awarded to all non-employee directors under the 2005 Stock Incentive Plan, except Messrs. Barton, Miller and Plumbridge who received Newmont Common Stock. The director stock units represent the right to receive shares of Newmont Common Stock and are immediately fully vested and non-forfeitable. The holders of director stock units do not have the right to vote the underlying shares; however, the director stock units accrue dividend equivalents, which are paid at the time the shares are issued. Upon retirement from the board of directors, the holder of director stock units is entitled to receive one share of Newmont Common Stock for each director stock unit.

(2)

Restricted shares of Newmont Common Stock were awarded under the Company’s 1999 Employees Stock Plan and the 2005 Stock Incentive Plan. Restricted stock can be voted, but is subject to forfeiture risk or other restrictions.

(3)

Equivalent shares of Newmont Common Stock held by the trustee of the Company’s Retirement Savings Plan. Each participant in such plan instructs the trustee as to how the participant’s shares should be voted.

(4)	Shares of Newmont Common Stock that the directors or executive officers have the right to acquire through stock option exercises within 60 days after February 22, 2008.
(5)

Mr. Hamson’s ownership includes 97,430 Newmont CDIs representing beneficial ownership of 9,743 shares of Newmont Common Stock on a ten-for-one basis, 2,421 shares of Newmont Common Stock and 4,304 director stock units. Mr. Hamson shares voting and investment power with respect to 48,000 Newmont CDIs (representing 4,800 shares of Newmont Common Stock on a ten-for-one basis) held through an Australian proprietary company, as trustee for the benefit of Mr. Hamson’s spouse.

(6)

Mr. Prescott’s ownership includes 6,021 shares of Newmont Common Stock held in trust for Mr. Prescott’s Superannuation Fund. Mr. Prescott’s spouse is also a director of the trust. Mr. Prescott shares voting and investment power with his spouse.

Stock Ownership of Certain Beneficial Owners.

The following table sets forth information with respect to each person known by the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities. The share information contained herein is based on filings with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percentage of Class
Capital World Investors, a Division of Capital Research and Management Company	Common Stock	50,818,000	(1)	11.7%
333 South Hope Street Los Angeles, CA 90071

(1)

As of December 31, 2007, Capital World Investors, a Division of Capital Research and Management Company (“CRMC”) beneficially owned 50,818,000 shares of Newmont Common Stock. Capital World Investors is deemed to be the beneficial owner of such shares as a result of CRMC acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Capital World Investors reported that it had sole power to dispose of all such shares and sole voting power to vote 26,720,000 shares. It did not share power to vote or to dispose of any shares. It disclaimed beneficial ownership of all reported shares.

Directors Compensation.

Effective January 1, 2008, the annual compensation for non-employee directors for their service on the board of directors is as follows:

Annual Retainer:

$80,000 for each Director

$15,000 for the Chairman of the Audit Committee

$5,000 for each Audit Committee Member

$15,000 for the Chairman of the Compensation and Management Development Committee

$10,000 for the Chairman of each Standing Committee, other than the Chairman of the Audit Committee and Compensation and Management Development Committee

$185,000 for the Non-Executive Chairman of the Board

Attendance Fees:	$2,000 for each Committee Meeting No meeting fees for board meetings, except $2,000 for every meeting in excess of 15 per year

Stock Award:	$120,000 of Newmont Common Stock or director stock units each year under the 2005 Stock Incentive Plan. The fair market value is determined on the award date, the first business day following election by the Board or re-election at the Company’s Annual Meeting.

During 2007, the annual retainer was $50,000, the stock award was $75,000, board and committee meeting fees were $1,500 per meeting, the retainer for the Lead Director was $15,000, and the retainer for the Chairman of the committees other than the Audit Committee was $5,000. The retainers for the Chairman and members of the Audit Committee were unchanged. The following table shows the compensation paid to the Company’s non-employee directors for the year ended December 31, 2007:

2007 Directors Compensation

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Glen A. Barton	$112,000	$75,000	$5,000	$192,000
Vincent A. Calarco	$102,000	$75,000	$3,500	$180,500
Joseph A. Carrabba	$43,708	$75,000	—	$118,708
Noreen Doyle	$93,107	$75,000	$2,500	$170,607
Veronica M. Hagen	$74,000	$75,000	—	$149,000
Michael S. Hamson	$85,000	$75,000	—	$160,000
Pierre Lassonde(4)	$45,742	$1,062,169	$989,746	$2,097,657
Robert J. Miller	$83,000	$75,000	—	$158,000
Robin A. Plumbridge	$98,484	$75,000	—	$173,484
John B. Prescott	$87,500	$75,000	$5,000	$167,500
Donald C. Roth	$90,500	$75,000	—	$165,500
Seymour Schulich(5)	$31,297	—	$325,000	$356,297
James V. Taranik	$82,000	$75,000	$2,125	$159,125

(1)	Mr. O’Brien and Mr. Murdy are not shown in this table because their compensation is shown in the Summary Compensation Table.
(2)

For 2007, all non-employee directors elected to receive $75,000 in the form of director stock units except for Messrs. Barton, Miller and Plumbridge who previously elected to receive their award in the form of the Company’s common stock. Amounts shown represent dollar amounts recognized for 2007 (the grant date fair value) for financial statement reporting purposes under Statement of Financial Accounting Standard No. 123R. The number of shares of common stock was calculated based on the fair value of the Company’s common stock on the grant date by taking the average of the high and low sales prices for a share of common stock on the New York Stock Exchange for such date, as reported by Bloomberg Professional, the independent commercial reporting service selected by the Compensation and Management Development Committee of the Board of Directors. There are no other assumptions made in the valuation of the stock awards.

(3)	The amounts shown represent charitable gifts under the directors compensation program, except for Mr. Lassonde and Mr. Schulich, as noted below. This program was discontinued as of December 31, 2007.
(4)

Mr. Lassonde resigned from the Board on November 30, 2007. The amount shown as Stock Awards consists of $75,000 for the Director Stock Award made in April 2007 and $987,169 for amounts recognized in 2007 for financial statement purposes in connection with Mr. Lassonde’s equity awards issued to him as a Company employee. The amount shown as All Other Compensation represents (a) payments of $979,169 made under Mr. Lassonde’s employment and consulting agreements described on page 11; (b) $10,214 for personal use of administrative assistance services; and (c) accrued dividends of $363 for shares issued in connection with the directors stock award program. Mr. Lassonde’s spouse accompanied him on one business trip using Company aircraft at no incremental cost to the Company.

(5)

Mr. Schulich declined to stand for re-election to the Board at the 2007 Annual Meeting of Stockholders. As a director of the Company during part of 2007, Mr. Schulich received a portion of the annual cash retainer and attendance fees described above. The amount shown as All Other Compensation above represents $325,000 for payments made under Mr. Schulich’s Consulting Agreement described on page 11.

Outstanding Awards. The following table shows outstanding equity compensation for all non-employee directors of the Company as of December 31, 2007:

	Option Awards			Stock Awards
Name	Aggregate Stock Options Outstanding(1) (#)	Option Exercise Price ($)	Option Expiration Date	Aggregate Director Stock Units Outstanding (#)	Market Value of Outstanding Director Stock Units ($)
Glen A. Barton	1,334	$28.11	5/16/2012	1,303	$63,625
	1,591	$23.57	11/21/2012	—	—
Vincent A. Calarco	—	—	—	4,304	$210,164
Joseph A. Carrabba	—	—	—	1,810	$88,382
Noreen Doyle	—	—	—	4,125	$201,424
Veronica M. Hagen	—	—	—	4,125	$201,424
Michael S. Hamson	—	—	—	4,304	$210,164
Robert J. Miller	—	—	—	1,303	$63,625
John B. Prescott	—	—	—	4,304	$210,164
Donald C. Roth	—	—	—	4,304	$210,164
James V. Taranik	—	—	—	4,304	$210,164

(1)	Mr. Barton was granted options under the terms of a prior non-employee director compensation program. The Company no longer grants stock options to non-employee directors.

Retirement. The Company has no current retirement plan for non-employee directors, but certain non-employee directors serving on the Board have been grandfathered under the previous plan. On retirement from the Board of Directors at any time after attaining age 65, a non-employee director who was serving on the Board of Directors on January 27, 1999 and who has served for at least ten consecutive years as a director of the Company is entitled to be paid an annual sum of $50,000 for life.

Agreements.

Wayne W. Murdy, former Chairman and Chief Executive Officer, is a party to the agreement described in the Executive Agreements section on page 29.

Until his resignation on November 30, 2007, Mr. Lassonde was paid $250,000 per year for service as Vice Chairman of the Board and for the provision of general merchant banking advice and guidance to the Company, under terms of an employment agreement and a consulting agreement. The amount paid was a fraction of his salary during 2006 for his services as President of the Company, based on the proportion of his time devoted to Company matters. Upon his resignation from the Board and termination of the consulting agreement, Mr. Lassonde received a one-time lump sum payment from the Company in the amount of $750,000. This provision was carried over from Mr. Lassonde’s original employment agreement with the Company, dated February 16, 2002.

As a director of the Company during part of 2007, Mr. Schulich received a portion of the annual cash retainer and attendance fees described on page 10. Mr. Schulich also received: (a) $75,000 in cash per year for serving as the non-executive chairman of Newmont Capital Limited, a wholly-owned subsidiary of the Company (“Newmont Capital”), and (b) $250,000 in cash pursuant to a Consulting Agreement with Newmont Capital, entered into on April 1, 2002, as amended in 2004 and 2005 and expiring on March 31, 2008, under which he provides general merchant banking advice and guidance. Mr. Schulich is entitled to a payment of $750,000 upon termination of the Consulting Agreement by either party.

Share Ownership Guidelines. All directors are encouraged to have a significant long-term financial interest in the Company. To encourage alignment of the interests of the directors and the stockholders, each director is expected to own, or acquire within three years of becoming a director, shares of common stock of the

Corporation having a market value of three times the annual cash retainer payable under the Corporation’s director compensation policy. All directors meet the share ownership guidelines.

Committees of the Board of Directors and Attendance.

Attendance at Meetings. During 2007, the Board of Directors held 13 meetings. Each incumbent director attended 75% or more of all meetings of the Board of Directors and committees of the Board of Directors on which he or she served. It is the policy and practice of the Company that nominees for election at the Annual Meeting of Stockholders attend the meeting. All of the board members at the time of the 2007 Annual Meeting of Stockholders held on April 24, 2007, attended the meeting.

Board Committees. The Board of Directors has, in addition to other committees, Audit; Compensation and Management Development; Corporate Governance and Nominating; Operations and Safety; and Environmental and Social Responsibility Committees. All members of these five committees are independent, as defined in the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. The current members of these committees are:

Audit Committee	Compensation and Management Development Committee	Corporate Governance and Nominating Committee	Operations and Safety Committee	Environmental and Social Responsibility Committee
Noreen Doyle, Chair Vincent A. Calarco Michael S. Hamson	Glen A. Barton, Chairman John B. Prescott Donald C. Roth	Vincent A. Calarco, Chairman Glen A. Barton Robert J. Miller Donald C. Roth	Robin A. Plumbridge, Chairman Joseph A. Carrabba Veronica M. Hagen John B. Prescott James V. Taranik	James V. Taranik, Chairman Joseph A. Carrabba Veronica M. Hagen Robert J. Miller John B. Prescott

Audit Committee. The Audit Committee, consisting entirely of independent directors, assists the Board of Directors in its oversight of the integrity of the Company’s financial statements and the Company’s compliance with legal and regulatory requirements and corporate policies and controls. The Audit Committee has the sole authority to retain and terminate the Company’s independent auditors, approve all auditing services and related fees and the terms thereof, and pre-approve any non-audit services to be rendered by the Company’s independent auditors. The Audit Committee is responsible for confirming the independence and objectivity of the independent auditors. The Audit Committee is also responsible for preparation of the annual report of the audit committee for public disclosure in the Company’s proxy statement. Unrestricted access to the Audit Committee is given to the Company’s independent auditors, the Chief Financial Officer, the Controller and the Group Executive of Internal Audit. During 2007, the Audit Committee held seven meetings.

The Board of Directors has determined that each of the members of the Audit Committee is an Audit Committee Financial Expert, as a result of their knowledge, abilities, education and experience. Ms. Doyle serves on audit committees for three other public companies. The Board has determined that such service does not impair her ability to effectively serve on the Company’s Audit Committee.

Compensation and Management Development Committee. The Compensation and Management Development Committee (the “Compensation Committee”), consisting entirely of independent directors, is responsible for discharging the responsibilities of the Board of Directors relating to management development and compensation of the Chief Executive Officer and other executive officers. The Compensation Committee is also responsible for overseeing the preparation of the Compensation Discussion and Analysis and preparing the report on executive compensation for public disclosure in the Company’s proxy statement. During 2007, the Compensation Committee held eight meetings.

The Compensation Committee has a Charter, which is reviewed annually. The Compensation Committee has full authority to determine the components and amounts of executive compensation. Awards of stock-based compensation (stock options, restricted stock or restricted stock units) are subject to ratification by the full Board of Directors.

The Compensation Committee has the authority to retain at the Company’s expense experts with special competencies, including legal, accounting and compensation. The Compensation Committee has the sole authority to terminate the engagement of such experts and to approve the fees and other terms of retention of such experts. For additional information, the use of consultants and other Compensation Committee procedures, refer to the Compensation Discussion and Analysis beginning at page 17.

The Compensation Committee may form and delegate authority to subcommittees when appropriate. Under the policies of the Board of Directors, the Compensation Committee may not delegate authority to grant stock options.

Compensation Committee Interlocks and Insider Participation. The Compensation and Management Development Committee is composed entirely of independent directors. None of the members of the Compensation Committee was or is an employee of the Company.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee, consisting entirely of independent directors, proposes to the Board of Directors slates of directors to be recommended for election at the Annual Meeting of Stockholders (and any directors to be elected by the Board of Directors to fill vacancies) and slates of officers to be elected by the Company’s Board of Directors. It also advises the Board of Directors on various corporate governance issues, and leads the Board of Directors in its annual review of the Board’s performance. The Corporate Governance and Nominating Committee also is responsible for recommending to the Board amounts of director compensation. During 2007, the Corporate Governance and Nominating Committee held four meetings.

Operations and Safety Committee. The Operations and Safety Committee, consisting entirely of independent directors, was formed during 2007 to assist the Board of Directors in its oversight of operations and safety issues, and the Company’s policies, processes, standards and procedures designed to accomplish the Company’s goals and objectives relating to these issues. During 2007, the Operations and Safety Committee held two meetings.

Environmental and Social Responsibility Committee. The Environmental and Social Responsibility Committee, consisting entirely of independent directors, assists the Board of Directors in its oversight of sustainable development, environmental affairs, community relations and communications issues, and the Company’s policies, processes, standards and procedures designed to accomplish the Company’s goals and objectives relating to these issues. During 2007, the Environmental and Social Responsibility Committee (formerly the Environmental, Health and Safety Committee) held four meetings.

In April 2007, the Board of Directors recommended and the stockholders approved a proposal that the Company prepare a report regarding its policies and practices relating to existing and future relationships with local communities near its operations. The proposal was submitted by a group of shareholders led by Christian Brothers Investment Services, Inc. The Company’s Environmental and Social Responsibility Committee is overseeing preparation of such a report. As of February 2008, the Committee expects that the final report will be published on the Company’s web site during the fourth quarter of 2008. An overview and status of the report will be posted on the Company’s web site prior to the 2008 Annual Meeting of Stockholders.

Corporate Governance.

Corporate Governance Guidelines and Charters. The Company has adopted Corporate Governance Guidelines that outline important policies and practices regarding the governance of the Company. In addition, each of the committees has adopted a charter outlining responsibilities and operations. The Corporate Governance Guidelines and the charters are available at www.newmont.com under the Investor Relations section and are available in print upon request to the Investor Relations Department, Newmont Mining Corporation, 1700 Lincoln Street, Denver, Colorado 80203.

Independent Chairman. The independent members of the Board of Directors elected an independent Non-Executive Chairman, Vincent A. Calarco, effective January 1, 2008 for a one-year term. Mr. Calarco presides at independent directors sessions scheduled at each regular Board meeting. The Chairman serves as liaison between the Chief Executive Officer and other independent directors, approves meeting agendas and schedules and notifies other members of the Board of Directors regarding any legitimate concerns of stockholders or interested parties of which he or she becomes aware. The Non-Executive Chairman presides at stockholders meetings and provides advice and counsel to the Chief Executive Officer.

Communications with Stockholders or Interested Parties. Any stockholder or interested party who desires to contact the Company’s Chairman, the non-management directors as a group or the other members of the Board of Directors may do so by writing to the Secretary, Newmont Mining Corporation, 1700 Lincoln Street, Denver, Colorado 80203 USA. Any such communication should state the number of shares owned, if applicable. The Secretary will forward to the Chairman any such communication addressed to him or her, the non-management directors as a group or to the Board of Directors generally, and will forward such communication to other board members, as appropriate, provided that such communication addresses a legitimate business issue. Any communication relating to accounting, auditing or fraud will be forwarded immediately to the Chairman of the Audit Committee.

Director Nomination Process. Newmont has established a process for identifying and nominating director candidates that has resulted in the election of a highly-qualified and dedicated Board of Directors. The following is an outline of the process for nomination of candidates for election to the Board: (a) the Chief Executive Officer, the Corporate Governance and Nominating Committee or other members of the Board of Directors identify the need to add new Board members, with careful consideration of the mix of qualifications, skills and experience represented on the Board of Directors; (b) the Chairman of the Corporate Governance and Nominating Committee coordinates the search for qualified candidates with input from management and other Board members; (c) the Corporate Governance and Nominating Committee engages a candidate search firm to assist in identifying potential nominees, if it deems such engagement necessary and appropriate; (d) selected members of management and the Board of Directors interview prospective candidates; and (e) the Corporate Governance and Nominating Committee recommends a nominee and seeks full Board endorsement of the selected candidate, based on its judgment as to which candidate will best serve the interests of Newmont’s stockholders. During 2007, the Board engaged a search firm, Spencer Stuart, to assist in identifying and evaluating potential new directors.

The Board of Directors has determined that directors should possess the following minimum qualifications: (a) the highest personal and professional ethics, integrity and values; (b) commitment to representing the long-term interest of the stockholders; (c) broad experience at the policy-making level in business, government, education, technology or public interest; and (d) sufficient time to effectively fulfill duties as a Board member. The Corporate Governance and Nominating Committee considers any candidates submitted by stockholders on the same basis as any other candidate. Any stockholder proposing a nomination should submit such candidate’s name, along with a curriculum vitae or other summary of qualifications, experience and skills to the Secretary, Newmont Mining Corporation, 1700 Lincoln Street, Denver, Colorado 80203 USA.

Majority Voting Policy. If a nominee for director does not receive the vote of at least a majority of votes cast at an Annual Meeting of Stockholders, it is the policy of the Board of Directors that the director will tender his or her resignation to the Board. In such a case, the Corporate Governance and Nominating Committee will make a recommendation to the Board, and the independent members of the Board will determine, whether to accept or reject the tendered resignation, taking into account all of the facts and circumstances. The director who has tendered his or her resignation will not take part in the deliberations. The Board will publicly disclose its decision within 90 days from the date of certification of the election results.

Retirement Age. The Company’s retirement policy for non-employee directors provides that, except at the request of the Board of Directors, no non-employee director may stand for reelection to the Board after reaching age 72.

Code of Business Ethics and Conduct. Newmont has adopted a Code of Business Ethics and Conduct applicable to all of its directors, officers and employees, including the Chief Executive Officer, the Chief Financial Officer, the Controller and other persons performing financial reporting functions. The Code is available through the Investor Relations section of the Company’s web site at www.newmont.com and is available in print upon request to the Investor Relations Department, Newmont Mining Corporation, 1700 Lincoln Street, Denver, Colorado 80203 USA. The Code is designed to deter wrongdoing and promote (a) honest and ethical conduct; (b) full, fair, accurate, timely and understandable disclosures; (c) compliance with laws, rules and regulations; (d) prompt internal reporting of Code violations; and (e) accountability for adherence to the Code. The Company will timely disclose on its web site amendments to, or waivers from, certain provisions of the Code that apply to the Company’s directors or executive officers.

Related Person Transactions. The Board has adopted written policies and procedures for approving related person transactions. Any transaction with a related person, other than transactions available to all employees generally or involving aggregate amounts of less than $120,000 must be approved or ratified by the Audit Committee, the Compensation and Management Development Committee for compensation matters or disinterested members of the Board. The policies apply to all executive officers, directors and their family members and entities in which any of these individuals has a substantial ownership interest or control.

One transaction with a related person has been approved in accordance with this policy: the donation for the benefit of the Mackay School of Earth Sciences and Engineering, Dr. Taranik’s employer, described on page 7.

Report of the Compensation and Management Development Committee on Executive Compensation

The Compensation and Management Development Committee of the Board of Directors (the “Compensation Committee”) is composed entirely of directors who are not officers or employees of the Company or any of its subsidiaries, and are independent, as defined in the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. The Compensation Committee has adopted a Charter that describes its responsibilities in detail and the Compensation Committee and Board review and assess the adequacy of the Charter on a regular basis. The Compensation Committee has the responsibility of taking the leadership role with respect to the Board’s responsibilities relating to compensation of the Company’s key employees, including the Chief Executive Officer, the Chief Financial Officer and the other executive officers. Additional information about the Compensation Committee’s role in corporate governance can be found in the Compensation Committee’s Charter, available on the Company’s web site at www.newmont.com under the Investor Relations section.

The Compensation Committee has reviewed and discussed with management the Company’s Compensation Discussion and Analysis section of this Proxy Statement. Based on such review and discussions, the Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement. The Compensation Discussion and Analysis is incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

Submitted by the following members of the Compensation Committee of the Board of Directors:

Glen A. Barton, Chairman

John B. Prescott

Donald C. Roth

Compensation Discussion and Analysis

Executive Summary.

Introduction. The Company is one of the world’s largest gold producers and the only gold company included in the Standard & Poor’s 500 Index. The Company strives to be the gold company of choice and follows a philosophy of avoiding gold hedging. As a result, the Company’s share price is heavily influenced by gold prices and other commodity prices. Therefore, the Company’s executive compensation practices are designed to create a balance between results within the control of the Company’s management and absolute share price performance in the short term and over time.

In June 2007, the Company’s Chief Executive Officer, Wayne W. Murdy, and its Executive Vice President, Operations, Thomas L. Enos, retired. Mr. David Harquail, Executive Vice President, resigned in November 2007. In July 2007, the Board promoted Richard T. O’Brien to the position of President and Chief Executive Officer, from his former position of Executive Vice President and Chief Financial Officer. As a result, Mr. O’Brien, with the Board’s approval, selected his senior leadership team. This transition resulted in additional areas of responsibility and/or elevated positions for the currently-employed executive officers named below (together with certain retired officers, the “Named Executive Officers”). Therefore, 2007 was a year of transition into augmented roles for these officers, resulting in compensation that altered during the course of the year. As the senior leadership team defines and executes the strategic objectives of the Company, the goal of maintaining continuity among the current executive officers over the near term of transition has become a critical priority for the Company and the Compensation and Management Development Committee of the Company’s Board of Directors (the “Compensation Committee”). The compensation decisions in 2007 and the plans for 2008 therefore center upon two goals: 1) attraction and retention of key talent; and 2) alignment of compensation with Company performance and share price.

Compensation Committee’s Process for Arriving at Compensation Decisions. The Compensation Committee is supported by compensation experts in the Company’s Human Resources Department, who provide the Committee with data and analyses to support decision making. The Chief Executive Officer, the Senior Vice President, Human Resources and the General Counsel or Corporate Secretary generally attend part of each meeting. The role of management is to provide the Committee with perspectives on the business context and individual performance in order to assist the Committee in making its decisions. Management is also responsible for keeping the minutes of Committee meetings. External compensation experts are invited to attend from time-to-time for consultation regarding specific topics. An executive session, without management present, is generally held at the end of each meeting. The Chairman of the Committee sets the agenda for each meeting, in consultation with management representatives and other Compensation Committee members. The Chairman provides regular reports to the Board of Directors regarding actions and discussion at Committee meetings. The Board of Directors or Compensation Committee make all decisions regarding the Chief Executive Officer’s compensation in executive session.

Since 2002, the Compensation Committee has engaged Frederic W. Cook & Co., Inc. to provide advice regarding trends in executive and director compensation, and for independent review of the reasonableness of the decisions made by the Compensation Committee. Mr. Cook has reviewed compensation philosophy, objectives, strategy, benchmark analysis and recommendations regarding executive officer compensation. Mr. Cook is engaged solely by the Compensation Committee, and provides no services or advice directly to management. Mr. Cook has not been given specific instructions regarding his services.

During 2007, Company management also engaged the executive compensation division of Mercer Human Resource Consulting (“Mercer”) to provide advice regarding the design of the executive compensation program, particularly regarding the elements of “at-risk” compensation. Mercer was instructed to consider whether alternative structures might improve the correlation between compensation and Company performance. At the request of management, Mercer also reviewed data on market pay practices for executives and provided recommendations to the Compensation Committee regarding reasonable ranges of compensation for executive officers, including the Chief Executive Officer.

The lead consultant at Mercer who provided these services to the Company resigned from Mercer and joined RAFadvisors, LLC (which changed its name to Farient Advisors and is referred to as such in the remainder of this document) in October 2007. Due to this personnel change, Farient Advisors was independently engaged by the Compensation Committee to continue to provide the advice described above. Farient Advisors did not provide any services to Company management in 2007; however, the principals at Farient Advisors did perform work on behalf of Company management in 2007 when employed with Mercer.

The Company engaged separate branches of Mercer in 2007 to serve as its benefits broker and consultant for all health and welfare plans and provide advice regarding director compensation. Additionally, in 2007, the Company engaged Mercer to review the Company’s human resources processes.

Company management uses, and provides to the Compensation Committee and its outside consultants, mining industry and general industry benchmark data provided by an independent compensation consultant, HayGroup. HayGroup does not provide advice regarding executive compensation.

When making compensation decisions for Named Executive Officers, the Compensation Committee considers factors beyond market data and the advice of consultants. The Compensation Committee also considers the individual’s performance, tenure and experience, the performance of the Company overall, any retention concerns, the individual’s historical compensation and the compensation of the individual’s peers in the Company. There is no mandatory framework that determines which of these additional factors may be more or less important, and the emphasis placed on any of these additional factors may vary among the executive officers. While the Compensation Committee does have certain guidelines, goals, and tools that it uses to make its decisions, as explained below, the compensation process is not an exact science and does incorporate the judgment of the Compensation Committee. In making decisions for executives other than the Chief Executive Officer, the input and perspective of the Chief Executive Officer has a significant influence on the Compensation Committee’s decisions.

Compensation Components and Alignment to Compensation Goals. For 2007, the executive compensation program contained five basic elements, along with a package of benefit plans designed to complement the compensation components described below.

Each of the compensation components above are specifically designed to accomplish one or both of the Company’s two goals: 1) attraction and retention of key talent, and 2) alignment of compensation with Company performance and share price.

Attraction and Retention of Key Talent: The compensation package meets the goal of attracting and retaining key talent in a highly competitive mining environment through the following elements:

•	A competitive cash compensation program, consisting of base salary and bonus opportunity, which is above similar opportunities offered in the marketplace for executive talent

•	A package of competitive benefits

•	Retirement benefits which encourage long tenure with the Company

•	Three-year vesting on stock awards from the stock incentive bonus and stock option grants

Alignment of Compensation with Company Performance and Share Price: The compensation package meets the goal of alignment to Company performance and share price through the following elements:

•	Emphasis on corporate performance goals in 2007, with a smaller percentage of possible bonus based upon personal performance

•	Stock options and restricted stock grants to motivate performance to drive favorable share price

•	Link to Company performance goals for restricted stock grants

The Company recognizes that the share price is heavily influenced by the price of gold and other commodities, which are outside of the control of the Company or its leaders. Thus, as a way to balance that commodity fluctuation, the Company grants both stock options and restricted stock to align the interests of management with the interests of shareholders. This balanced approach means that management needs to achieve specific performance goals to earn the restricted stock even in periods of positive gold price movement, and that the equity package continues to motivate performance in down-cycles as the restricted stock remains “in the money” and has motivational impact even when gold prices are falling. At the same time, the use of stock options ensures that the highest rewards will only occur when share prices are increasing.

Determination of Target Total Compensation.

Target Pay Levels Relative to Market. The Company is one of the world’s largest gold producers and the only gold company included in the Standard & Poor’s 500 Index. As a result, the Compensation Committee seeks to target a total compensation program (including base, target annual incentive, and the grant value of equity incentives, but exclusive of benefits) at the 75 th percentile of comparable market practices. In the view of the Compensation Committee, the 75th percentile is the proper level to target because the market for executive talent in the mining industry is exceptionally competitive and the Company must have superior talent to accomplish the Company goal of being the gold company of choice. In addition, other natural resource and materials companies are typically more diverse than the Company and therefore face lower potential volatility in performance results. Therefore, the Compensation Committee believes that an above market pay positioning strategy at target is appropriate to compensate for the additional performance risk of being tied exclusively to gold.

Competitive Benchmarking Analysis and Peers. In order to assess competitive pay levels, the Compensation Committee reviews benchmark data for the mining industry for all of its Named Executive Officers except for the Chief Executive Officer. For the Chief Executive Officer, the Compensation Committee reviews benchmark data for general industry. The Compensation Committee utilizes general industry benchmark data for the Chief Executive Officer because the pool of similarly-sized mining companies is statistically too small to provide satisfactory data for the Chief Executive Officer position. Using HayGroup data, the Compensation Committee reviews the 75th percentile of total compensation for the mining industry and general industry.

Participants in the mining industry survey are:

Anglo Gold Ashanti	Nova Gold Resources Inc.	Meridian Gold
Asarco LLC	Phelps Dodge Corporation	Metallica Resources
Barrick Gold	Coeur d’Alene Mines Corporation	Quandra Mining
BHP Billiton	Freeport McMoRan	Queenstake Mining
Centerra Gold Inc.	Goldcorp Inc.	Rio Tinto
Chemical Lime	Hecla Mining	Stillwater Mining
Cleveland-Cliffs Inc	Kennecott Utah Copper	Teck Cominco
Kinross	TXU Group	Washington Group

Participants in the general industry survey used for the Chief Executive Officer position number over 500 organizations, including 134 organizations with total revenue in the same range as the Company (between $2 and $5 billion in revenue).

Besides reviewing data and advice from consultants and Company management, in 2007 the Compensation Committee also examined tally sheets for the purpose of providing a holistic perspective of Company executive compensation. The tally sheets included salary and bonus information, summary payouts under potential termination scenarios, accumulated value of unvested restricted stock and stock options, dividend payments on restricted stock, the value of qualified and non-qualified pension benefits, tax reimbursements, Company contributions to the defined benefit plans, change in value of post-retirement medical and life insurance, and the value of all perquisites. The Compensation Committee does not make compensation decisions based upon tally sheet information, but the Committee has historically reviewed tally sheet information to provide an understanding of an individual’s entire compensation package.

Determination of the Size of Each Component of Target Total Compensation. The Compensation Committee targets total compensation, excluding benefits, at the 75th percentile of comparable market practices. Salaries are targeted at a level below the 75th percentile and then at-risk cash bonus and at-risk equity grant opportunities are managed so that the total package adds up to approximate the 75th percentile at target performance levels. Within total target compensation, in 2007 the Compensation Committee generally sought to balance the target compensation components at 40% short-term cash compensation (including salary) and 60% long-term equity compensation. Besides base salary, all other compensation is at-risk, which means that the bulk of the total compensation package is at-risk and tied to Company performance or personal performance for the Named Executive Officers. The Compensation Committee believes that the percentage of compensation tied to Company performance should increase at more senior levels.

The target pay positioning of the 75th percentile of the applicable benchmark as stated above for each position is intended to be a guideline, and the Compensation Committee makes its decisions within the context of market practices. However, this is not intended to be an exact science. Other factors such as an individual’s performance, tenure and experience, the performance of the Company overall, any retention concerns and the individual’s historical compensation and comparisons to peers at the Company impact the decision-making process. The Compensation Committee does not weigh any of these factors more heavily than others and does not use any formula to assess these factors, but rather considers each factor in its judgment and at its discretion.

Short Term Compensation – Salary and Bonus. In constructing a compensation program that seeks to target 75th percentile, the Compensation Committee first sets base salary. In 2007, the Compensation Committee targeted base salaries at the 62nd percentile of the mining industry, and the 62nd percentile of general industry for the Chief Executive Officer. The Compensation Committee sets the salary target below the 75th percentile to more heavily weight at-risk compensation in the total package, including bonus, restricted stock and stock options. After setting salary, the Compensation Committee sets the target bonus considering the total short-term compensation (base salary and target bonus) at the 75th percentile in the mining industry, or general industry for the Chief Executive Officer. The goal is to set base salary and bonus so that the sum of the two is close to the 75th percentile of the relevant benchmark, in the event that the Company and individual accomplish target results.

Long Term Compensation – Equity. After setting salary and bonus as described above, the Compensation Committee sets target performance-based restricted stock opportunities and option grants. In 2007, the Compensation Committee targeted total long-term incentives (restricted stock and options) as a percent of base salary for each currently-employed Named Executive Officer, as set forth in the table below. The Compensation Committee determined these targets based upon the levels needed to achieve the 75th percentile of total compensation compared to the benchmark data detailed above, after taking into consideration salary levels and bonus targets for each executive.

2007 Named Executive Officer Target Long Term Incentives(1)

Name	% of Base Salary(1)
Richard T. O’Brien	270%
Russell Ball	135%
Britt D. Banks	190%
Randy Engel	135%
Guy Lansdown	135%

(1)

For Messrs. O’Brien, Ball, Engel and Lansdown, the targets above represent the targets for the positions that they held at the end of 2007. Actual option awards for 2007 were based upon positions held at the time of grant, April 2007. Restricted stock awards were pro-rated based upon different positions held throughout 2007.

At the end of 2007, review of 2007 target compensation levels revealed that despite the Board’s consideration and general desire to achieve the 75th percentile total target compensation for the applicable benchmark, total target compensation for the currently-employed Named Executive Officers is below the 75th percentile target pay positioning. In part, this negative deviation from the 75th percentile in target compensation for the Company executives in 2007 was due to the fact that Messrs. O’Brien, Ball, Engel and Lansdown all received promotions to their current positions during the course of 2007.

In all, 2007 was a year of transition that resulted in the appointment of a new senior leadership team that is critical to the Company’s future success. As a result, in 2008, the Company will work toward a target compensation program that is closer to the 75th percentile of the mining industry for its newly appointed senior leadership team, and 75th percentile of general industry for Mr. O’Brien.

Material Differences Between Named Executive Officers. Mr. Murdy, Mr. Enos and Mr. Harquail each separated from service from the Company during 2007, and therefore the compensation packages for each individual reflect the Company’s policies in regards to retirement in the case of Mr. Murdy and Mr. Enos and severance in the case of Mr. Harquail.

The only other executive with material differences in compensation is our Chief Executive Officer, Mr. O’Brien. Mr. O’Brien’s compensation is different in amount and structure which reflects his position as the top executive officer of the Company. First, market pay levels for top executives are in general significantly higher than the pay levels for other executives, as is indicated by the market pay benchmarks utilized by the Committee and described above. Second, the pay mix for top executives typically includes a greater emphasis on at-risk pay, commensurate with the level of responsibility of the Chief Executive Officer position and the greater degree of impact that this executive can have on overall business results. Finally, for 2007, Mr. O’Brien’s compensation was affected by the Company’s succession planning for the Chief Executive Officer position. This included both a retention grant made to Mr. O’Brien early in the year as the Company prepared for its succession plans as well as a significant increase in salary and target compensation opportunity upon Mr. O’Brien’s promotion to Chief Executive Officer.

Current Compensation.

Base Salary. In setting salaries of the Named Executive Officers, the Compensation Committee and Board of Directors reviewed advice from its outside consultants, Frederic W. Cook & Co., Inc. and Farient Advisors, mining industry benchmark data for the Named Executive Officers other than the Chief Executive Officer, and general industry benchmark data for the Chief Executive Officer. Based on the foregoing review, as well as consideration of the individual’s performance, tenure and experience, the performance of the Company overall, any retention concerns, the individual’s historical compensation and input from other Board members, the Compensation Committee set the base salaries for the Named Executive Officers.

In 2007, the Board appointed Mr. O’Brien the Chief Executive Officer, Mr. Ball the Chief Financial Officer, Mr. Engel, the Senior Vice President of Strategy and Corporate Development and Mr. Lansdown the Senior Vice President of Project Development and Technical Services. After reviewing advice from the executive compensation division of Mercer, the Board set Mr. O’Brien’s base salary below the salary of the former Chief Executive Officer as it was a new position for Mr. O’Brien. The same is true for the other Named Executive Officers who assumed new roles in 2007. For each position, the Compensation Committee reviewed benchmark data for comparable positions. Differentiation in the salaries and other components of compensation between Named Executive Officers reflects the varying scope and responsibility for each particular position as reflected in the survey data. The Compensation Committee has not adopted a policy with regard to the internal relationship of compensation among the Named Executive Officers or other employees.

Short-Term Non-Equity Incentive Compensation. Short-term non-equity incentives include a Corporate Performance Bonus and a Personal Performance Bonus. Each is expressed as a percentage of base salary at target performance with the total designed to achieve 75th percentile total short-term compensation at target performance levels, as described above. For 2007, the emphasis was on Corporate Performance for the Named Executive Officers, as shown in the table below:

Target Short-Term Non-Equity Incentives(1)

Name	Corporate Performance Bonus as a Percentage of Base Salary A	Personal Performance Bonus as a Percentage of Base Salary B	TOTAL as a Percentage of Base Salary (A + B)
Richard T. O’Brien	67%	33%	100%
Russell Ball	34%	16%	50%
Britt D. Banks	40%	20%	60%
Randy Engel	34%	16%	50%
Guy Lansdown	34%	16%	50%

(1)

Targets shown are targets for the position held as of December 31, 2007. Messrs. O’Brien, Ball, Engel and Lansdown were promoted in 2007 and their bonuses were pro-rated based upon positions held during the year.

Corporate Performance Bonus. The Corporate Performance Bonus provides an annual reward based on five publicly-reported metrics designed to balance short-term and long-term factors, business performance and successful investment in and development of Newmont assets. The Compensation Committee reviews and approves the performance metrics and target levels of performance annually. The amounts of 2007 Corporate Performance Bonuses earned by the Named Executive Officers are shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table on page 33. The five metrics that the Committee established for 2007 were:

Gold Equity Ounces Sold Metric: The equity ounces sold metric focuses employees on achieving budgeted amounts of gold sales. The metric also provides incentive to bring various projects into production in a timely manner.

Costs Applicable to Sales Metric: The cost metric balances the equity ounces sold metric by encouraging efficient production of gold. The cost metric is designed to promote implementation of Company-wide cost control measures.

Net Cash from Operations Metric: The cash flow metric is designed to promote the Company’s cash generating capacities. It is based on budgeted Annual Cash Provided by Operating Activities as shown on the Company’s financial statements. The calculation excludes individual payments of more than $10 million for unbudgeted liabilities.

Capital Expenditures Metric: The capital expenditures metric focuses employees on achieving optimal amounts of capital expenditures.

Reserve Growth Metric: The reserve growth metric promotes the discovery of new gold deposits and successful completion of the work needed to report these discoveries as proven and probable reserves. In a business that depletes its reserves every year through production, just maintaining the level of reserves from one year to the next is a substantial challenge. In order to promote growth in reserves, amounts acquired by acquisition are included in reserve increases.

The Company and the Compensation Committee believe that these metrics contribute to a balanced approach of driving both short-term and long-term share price appreciation. All targets are adjusted for acquisitions and divestitures during the year, if any.

Calculation of Corporate Performance Bonuses: If the Company achieves its targeted performance for each of the metrics, the payout percentage for the Corporate Performance Bonus is 100%. If the maximum amounts for each metric are achieved or exceeded, the payout percentage for the Corporate Performance Bonus is 200%. If the minimum amounts are not achieved for a particular metric, no Corporate Performance Bonus is payable for that metric. For performance between the minimum and maximum for any metric, the amount is prorated to result in a payout percentage between 0% and 200%.

The 2007 targets were a mix of demanding financial, production, and reserve growth targets:

2007 Corporate Performance Bonus Metrics

Bonus Metric	Weighting	Minimum – 50%	Target – 100%	Maximum – 200%
Gold Equity Ounces Sold (millions)	20%	5,174	5,373	5,572
Costs Applicable to Sales Per Ounce	20%	$399	$386	$374
Net Cash from Operations (millions)	20%	$740	$800	$882
Capital Expenditures (millions)	20%	$1,857	$1,753	$1,702
Reserve Growth	20%	0.0%	1.0%	3.0%

For 2007, the payout percentage for the Corporate Performance Bonus was 89.1%, calculated as follows. To calculate the Corporate Performance Bonus for each of the executives, the relevant percentage of base salary was multiplied by 89.1%.

2007 Corporate Performance Bonus Calculation

Bonus Metric	2007 Performance	Performance Percentage	Factor Weighting (%)	Payout Percentage
Gold Equity Ounces Sold (millions)	5,322	87.1	20	17.4
Costs Applicable to Sales Per Ounce	397	58.7	20	11.7
Net Cash from Operations (millions)	1,041	200	20	40
Capital Expenditures (millions)	1,742	100	20	20
Reserve Growth	–6.9	0	20	0
Total				89.1%

The Compensation Committee evaluates the mix of metrics, target levels and weightings each year to ensure that the programs reflect the Company’s goals of achieving accountability, stockholder alignment and transparency. The Compensation Committee may adjust the payout percentage based on factors unforeseen when the original targets were set. The Compensation Committee recognizes the responsibility for ensuring accountability, stockholder alignment and transparency as to the manner in which it exercises discretion for executive rewards. In the event the Compensation Committee exercises discretion to award bonuses on a basis different than the Corporate Performance Bonus formula set at the beginning of the year, either positively or negatively, the decision and rationale will be fully disclosed. In 2007, the Compensation Committee authorized an adjustment for the impact of foreign exchange rates on Costs Applicable to Sales Per Ounce because the effect was higher than anticipated and beyond the control of management. The Compensation Committee adjusted the targets for capital expenditures based on their evaluation of the Company performance, including discretionary accelerations and deferrals of capital expenditures during the year. The targets for 2008 performance have not yet been established.

Personal Performance Bonus. In assessing personal performance, the Compensation Committee reviews the Named Executive Officer’s progress on leadership objectives and embodiment of Company values and then determines Personal Performance Bonuses for the year. In the cases of the Named Executive Officers other than the Chief Executive Officer, the Chief Executive Officer provides recommendations regarding Personal Performance Bonuses. The Compensation Committee obtains the input of the other members of the

Board of Directors regarding the performance of the Chief Executive Officer. The amounts of Personal Performance Bonuses that the Compensation Committee approved for the Named Executive Officers for 2007 are shown in the Bonus column of the Summary Compensation Table on page 33.

The Compensation Committee’s determination of the amounts of Personal Performance Bonuses is subjective, not subject to mathematical precision. Accordingly, it is a comparatively small percentage of total compensation for the Named Executive Officers. In determining the amounts of 2007 Personal Performance Bonuses, the Compensation Committee weighed individual contributions to Company goals. In particular, through the efforts of the Named Executive Officers and others, the Company met or exceeded its goals relating to Net Cash from Operations. The Compensation Committee also considered the Company’s share price performance compared to peer companies and gold price indices. In the case of Mr. O’Brien’s performance, the Compensation Committee noted that Mr. O’Brien had achieved improvements in the areas of strategic planning, operational diagnostics and planning, organizational planning and safety.

Other Bonuses. Beyond the Personal Performance Bonuses, the Board awarded the current Named Executive Officers a discretionary performance bonus based upon certain extraordinary results in 2007. In December 2007, the Compensation Committee awarded separate personal bonuses to certain employees for exemplary performance in the sale of the Company’s royalty portfolio. Mr. O’Brien received a cash bonus of $750,000 in recognition of his efforts to achieve proceeds substantially higher than anticipated in the sale of the Company’s royalty portfolio. At the recommendation of Mr. O’Brien, Mr. Engel received a cash bonus of $550,000 for his role in leading the negotiations for the sale, and Messrs. Banks and Ball each received $375,000 for their central roles in completing the sale. The Compensation Committee calculated the cash bonuses as a fraction of the higher than anticipated proceeds in the royalty portfolio sale, and such amounts varied based on the level of involvement in the transaction. Also at the recommendation of Mr. O’Brien, Mr. Lansdown received a cash bonus of $375,000 for extraordinary results in managing the Company’s development projects during 2007. These amounts are also shown in the Bonus column of the Summary Compensation Table on page 33.

Long-Term Compensation – Equity. Long-term compensation consisted of a Stock Incentive Bonus and Stock Options for 2007. The Compensation Committee also made a special grant of retention awards to Mr. O’Brien during 2007. For 2008, the Compensation Committee replaced the Stock Incentive Bonus with Financial Performance Shares, as described in more detail below.

Stock Incentive Bonus. To balance short-term performance with the need for sustainable results, the Company awards Stock Incentive Bonuses. The Stock Incentive Bonus is an opportunity to earn restricted shares based on a targeted value of shares set at the beginning of each year. The reward is measured on the same corporate performance metrics as used in calculating the Corporate Performance Bonus, weighted between 2006 and 2007 results, 40% and 60% respectively. The purpose of the weighting is to emphasize more recent performance more significantly than performance from years prior. Therefore, to calculate the 2007 Stock Incentive Bonus for each of the executives, the target percentage of base salary was multiplied by 90.26% (40% at 92% for 2006 and 60% at 89.1% for 2007). This reward is delivered in restricted stock, which vests in equal annual increments over the ensuing three years.

On February 25, 2008, the Company awarded Stock Incentive Bonuses for 2007 performance in the following amounts:

2007 Stock Incentive Bonuses(1)

Name	Target as a Percentage of Base Salary	Fair Market Value ($)	Number of Shares (#)
Richard T. O’Brien	135%	$739,163	14,948
Russell Ball	55%	$176,200	3,564
Britt D. Banks	75%	$321,551	6,503
Randy Engel	55%	$138,401	2,799
Guy Lansdown	55%	$165,833	3,354

(1)

Targets shown are targets for the positions held as of December 31, 2007. Messrs. O’Brien, Ball, Engel and Lansdown were promoted in 2007 and their bonuses were pro-rated based upon positions held during the year.

Dividends are paid on restricted stock in the ordinary course because the shares are issued and outstanding at the date of grant.

Financial Performance Shares for 2008. In 2008, the Company adopted a revised stock incentive plan with the purpose of aligning restricted stock grants more closely to Company stock price performance. The revised stock incentive plan replaces the Stock Incentive Bonus with Financial Performance Shares. The Financial Performance Shares are similar to the Stock Incentive Bonuses except that the Financial Performance Share program provides for a target award at the beginning of the year denominated in shares rather than a targeted dollar value. At the end of the calendar year, the Company will review the Company performance by way of the Corporate Performance Bonus metrics that will be set each year as explained above. Once the Company has calculated the payout percentage for the Corporate Performance Bonus, the Company will multiply the Corporate Performance Bonus payout percentage by the target number of Financial Performance Shares set at the beginning of the year to determine the Financial Performance Share Bonus. The Financial Performance Share Bonus will be granted in the form of restricted stock with one-third of the award vesting immediately and the following two-thirds of the award vesting equally over the following two years on the anniversary of the initial award.

The Financial Performance Shares Bonus ties the grant of restricted stock to the overall Company performance in two ways. First, the target grant is set in number of shares, versus dollars, to drive performance that will increase share price. Second, the number of shares granted at the end of the calendar year is based upon corporate performance that the Company measures by way of the Corporate Performance Bonus metrics.

In order to produce sustained Company performance, the Financial Performance Share Bonus will employ a three-year performance weighting, similar to the Stock Incentive Bonus described above. In 2008, the Financial Performance Share Bonus will be based solely upon 2008 performance. In 2009, the weighting will be 40% 2008 results and 60% 2009 results. In 2010 and subsequent years, the payout percentage will be calculated using a three-year average of the Corporate Performance Bonus payout percentages with the following weightings:

Year 1:     20%

Year 2:     30%

Year 3:     50% (most recent year)

Stock Option Awards. Stock options reward executives for growth in the value of Company stock over the long term. This is the high-risk, high-return component of the executive total compensation program because stock options deliver value to an executive only if the share price is above the grant price, and therefore stock price volatility will have a greater impact on total compensation results as compared to restricted stock.

Each executive, including the Named Executive Officers, receives an assigned target amount of stock options to be awarded in any year, as explained above. The actual grants to individual executives may vary from the targeted amount based on an assessment of individual performance, at the Committee’s discretion. The Compensation Committee created an additional pool of stock options, up to 10% above the targeted amount, to be awarded in recognition of exceptional individual performance.

During 2007, each of the Named Executive Officers, except for Mr. Murdy, received at least the targeted amount of stock options. In addition, at the recommendation of the Chief Executive Officer at the time, Mr. Murdy, the Compensation Committee awarded to certain Named Executive Officers stock options above the targeted amounts in recognition of exceptional performance during 2006. The numbers and grant date fair values of stock options granted to the Named Executive Officers in 2007 are shown in the 2007 Grants of Plan-Based Awards Table on page 35.

Name	2007 Target Option Grant	2007 Additional Option Grant	Rationale for Additional Option Grant
Richard T. O’Brien	40,000	25,000	Significant leadership in area of corporate strategy and positive rapport with investors.

Russell Ball	12,500	2,500	Significant accomplishments with respect to capital effectiveness program.

Britt D. Banks	40,000	8,000	Exceptional efforts in management of legal matters, and leadership within the International Council on Mining and Metals.

Randy Engel	12,500

Guy Lansdown	12,500	7,500	Outstanding performance on project engineering and construction efforts.

Wayne W. Murdy

Thomas L. Enos	40,000

David Harquail	40,000	8,000	Excellent leadership and overall returns of Newmont Capital.

In 2007, the Compensation Committee planned to transition Mr. Murdy to an alternative stock incentive plan, instead of options. Accordingly, Murdy did not receive a stock option award in 2007. Mr. Murdy retired in June 2007, before the Compensation Committee finalized the alternative stock incentive plan.

Retention Awards. The Board approved a special retention and incentive restricted stock grant for Mr. O’Brien at the time of his election as President of the Company in April 2007. The objective of this grant was to encourage Mr. O’Brien’s long-term service with the Company while aligning his incentives with the shareholders through the use of stock. Specifically, the Compensation Committee reviewed the value of Mr. O’Brien’s vested and unvested restricted stock and stock options, as compared to the value of restricted stock and stock options held by the other Named Executive Officers as of April 2007. Based on that comparison, the Compensation Committee granted to Mr. O’Brien 33,286 shares of restricted stock, valued at approximately $1.4 million on the date of the award. One-half of the shares vest on the second anniversary of the grant and one-half vest on the third anniversary of the grant. The value of the award at the time of grant was approximately two times Mr. O’Brien’s salary, which the Compensation Committee believed was sufficient to achieve the retention and incentive objectives when compared to other executives and based on the input of Mercer.

Post-Employment Compensation.

The Company has a package of post-employment compensation plans and policies in place that include Company funded benefits as well as employee-contribution benefits. The combination of plans and policies allow the Company to offer a broad base of its employees, including the Named Executive Officers, post-employment compensation as well as powerful incentives for employees to remain with the Company, rather than seeking alternative employment. The Company’s decisions regarding post-employment compensation take into account the industry sector and general business comparisons to ensure post-employment compensation is aligned with the broader market.

Retirement. On a regular basis, usually every three years, the Company reviews its retirement benefits. The purpose of the review is to assess the level of replacement income that the Company’s retirement plans provide for a full career Newmont employee. The Company attempts to maintain a competitive suite of retirement benefits that accomplish income replacement post retirement. The level of income replacement varies depending on the income level of the employee. Those employees at lower income levels enjoy much higher levels of income replacement with the Company retirement benefits package, compared to higher income level employees. The benefits included in the analysis are the pension plan, pension equalization plan, 401(k) matching contribution and social security benefits. The Company retirement benefits are important hiring and retention tools for all levels of employees within the Company.

The Company offers two tax-qualified retirement plans, the Pension Plan, which is a defined benefit plan and the Savings Plan, which is a defined contribution plan (401(k)). Both of these plans are available to a broad range of Company employees, generally including all salaried U.S. based employees. Because of the qualified status of the Pension Plan and Savings Plan, the Internal Revenue Code limits the benefits available to highly-compensated employees. As a result, the Company provides a non-qualified defined benefit plan (Pension Equalization Plan) and a non-qualified savings plan (Savings Equalization Plan) for highly-compensated employees that are subject to the IRS limitations in the qualified plans. The two equalization plans are in place to give employees the full benefit intended under the qualified plans by making them whole for benefits otherwise lost as a result of Internal Revenue Code annual compensation limits.

See the Pension Benefits Table and 2007 Non-Qualified Deferred Compensation Table on pages 38 and 41 for a description of benefits payable to the Named Executive Officers under the Pension Plan, Pension Equalization Plan and the Savings Equalization Plan.

Change of Control. The Company recognizes that the potential for a change of control can create uncertainty for its employees that may result in loss or distraction of executives during a critical period. As a result, the Company adopted the Executive Change of Control Plan of Newmont (“Change of Control Plan”) to retain executives and their critical capabilities to enhance and protect the best interests of the Company and its stockholders during a change-of-control environment, or threatened change of control. When the Company adopted the original Change of Control Plan in 1998, the Compensation Committee at the time determined that the level of benefits in the plan were competitive within the mining industry. In the opinion of the present Compensation Committee, the levels of benefits provided in the Change of Control Plan continue to be appropriate to motivate and retain key executives during an actual or threatened change of control.

In the event of a Change of Control, as defined in the Plan, and a qualifying termination of employment, the Named Executive Officers receive three times annual pay and other benefits. See the Potential Payments Upon Termination or Change in Control section starting at page 42 for potential amounts payable to the Named Executive Officers under the Change of Control Plan.

Severance. The Severance Plan of Newmont (“Severance Plan”) provides a certain number of weeks of salary and pro-rated annual cash bonus (at target levels) to U.S. domestic salaried employees of the Company following involuntary termination. Messrs. O’Brien, Ball, Banks, Engel and Lansdown are all salaried employees of the Company and thus eligible to participate in the Severance Plan. The purpose of the Severance Plan is to provide basic income and benefit replacement for a period of weeks following employment termination that is not due to an employee’s poor performance or misconduct. The Severance Plan allows the terminated employee some time and resources to seek future employment. In the judgment of the Compensation Committee, the benefits in the Severance Plan are typical of those provided by other similar companies and provide the appropriate level of basic income and benefit replacement for a period of weeks that increases with years of service.

See the Potential Payments Upon Termination or Change in Control section starting on page 42 for potential amounts payable to the Named Executive Officers under the Severance Plan.

Officer’s Death Benefit. The Company maintains group life insurance for the benefit of all salaried employees of the Company. In addition, for highly-compensated executives, including the Named Executive Officers, the Company provides a supplemental Officer Death Benefit Plan. The purpose of the Officer Death Benefit Plan is to provide benefits to officers of the Company beyond the maximums in the Company’s group life insurance as appropriate to their higher income levels.

See the Potential Payments Upon Termination or Change in Control section starting on page 42 for potential amounts payable to the Named Executive Officers under the Officer Death Benefit Plan.

Executive Agreements.

All of the presently employed Named Executive Officers, Messrs. O’Brien, Ball, Banks, Engel and Lansdown, are at-will employees of the Company, without employment agreements.

In March 2001, the Company entered into an agreement with Mr. Murdy to provide an enhanced benefit under the Pension Equalization Plan as a retention incentive when Mr. Murdy became the Chief Executive Officer. Upon reaching age 62 in 2006, Mr. Murdy became entitled to 1.5 times his actual credited service under the terms of the Pension Equalization Plan. In the opinion of the Compensation Committee in 2001, this level of enhanced benefit was appropriate to motivate Mr. Murdy to remain with the Company until age 62. On June 30, 2007, Mr. Murdy retired from employment with the Company. See the Change in Pension Value column of the Summary Compensation Table for Pension Equalization Plan amounts paid to Mr. Murdy in 2007.

Other Policies and Considerations.

Accelerated Vesting of Stock Awards.

Change of Control: In order to promote stability, retain executives and further align the interests of management and stockholders during the critical period of a change of control, a change of control will have certain immediate effects on stock awards granted to Named Executive Officers. Immediately prior to a change of control, among other things:

•	all restrictions applicable to outstanding restricted stock awards will lapse; and

•

all outstanding options will become fully exercisable and those options will remain exercisable until at least the first anniversary of any termination of the holder’s employment or service within one year after the change of control, subject to any earlier expiration date of those options.

Death/Long-Term Disability/Retirement/Severance: Termination of employment due to death, long-term disability or retirement under the Pension Plan (entitling the executive to immediate pension benefits) or severance (following approval by the SVP of Human Resources and execution of a release) also triggers the immediate vesting of all restricted stock and restricted stock units granted to the executive.

In the event of employment termination due to death, severance (after execution of release) or long-term disability, a pro-rata portion of the executive’s stock options (such pro-rata portion is based on days of service from the date of grant until the date of termination of employment in relation to the full vesting period) will immediately vest and all previously vested and accelerated vested options will be exercisable for a period beyond termination.

If an executive retires and is entitled to an immediate pension under the Pension Plan, the executive’s unvested stock options will vest and all previously vested and accelerated vested options will remain exercisable beyond termination for a certain period. Despite the extension of time to exercise options after termination in the event of death, long-term disability, retirement or severance, no option remains exercisable beyond 10 years from the date of grant. In all cases, trading in Company securities is subject to the restrictions described in the section Restrictions on Trading Stock, below.

Granting Stock Options. On an annual basis, the Compensation Committee reviews the rate at which other companies grant stock options and other stock grants in the aggregate for all employees. The Committee reviews data regarding other public companies considered to be in the Materials group of the Standard & Poor’s 500 Index. The Committee has concluded that the Company’s grant rates are significantly lower than the mean grant rates of other companies in the Materials group.

The Company, at the direction of the Compensation Committee, has examined its policies and procedures relating to the grant of stock options. The Company:

•	does not have a program, plan or practice to time stock option grants to its executives in coordination with the release of material nonpublic information;

•	does not set the date of its stock option grants to newly-hired executives in coordination with the release of material nonpublic information;

•	does not plan to time, nor has it timed, the release of material nonpublic information for the purpose of affecting the value of executive compensation; and

•	does not have a program, plan or practice related to setting stock option prices based on the value of the Company’s stock on a date other than the stock option’s actual grant date.

The Company has a written policy governing the grant of stock options. The policy applies equally to grants of stock options to executives and other employees. The policy provides, among other things, that:

•	The Company will not time release of material nonpublic information for the purpose of affecting the value of executive compensation.

•	Stock options will be granted only by the Board of Directors or the committee designated under the applicable stock plan, and authority to grant options will not be delegated to management.

•

Except in extraordinary circumstances considered and approved by the Compensation Committee, stock options will be granted only at Board or Compensation Committee meetings and priced at fair market value on the day of the meeting (as defined in the Company’s stock plan).

•

Stock options will generally be granted annually, at least three days after announcement of financial and operations results for the first quarter of the year. In deviating from this policy, the Compensation Committee may consider all relevant facts and circumstances, including the desirability of granting options for new employees or granting stock options at meetings held at other times of the year.

The Company’s 2005 Stock Incentive Plan defines fair market value of the stock as the average of the high and low sales price on the date of the grant. The Company selected, and the Compensation Committee approved, this formula to mitigate the effect of the volatility of the Company’s stock price, often a direct result of day-to-day changes in the gold price and not factors related to Company performance. The formula does not increase the likelihood that recipients will be granted in-the-money stock options.

Stock Ownership Guidelines. The Company’s stock ownership guidelines require that all employees designated as “executives” for purposes of this policy (approximately 60 individuals) own shares of the Company’s stock, the value of which is a multiple of base salary. For the Named Executive Officers, the stock ownership guidelines are as follows:

Stock Ownership Guidelines

Name	Multiple of Base Salary
Richard T. O’Brien	4
Russell Ball	1
Britt D. Banks	2
Randy Engel	1
Guy Lansdown	1

Stock ownership guidelines were put in place to increase the alignment of interests between executives and stockholders by encouraging executives to act as equity owners of the Company. The Compensation Committee sets the ownership guidelines by considering the size of stock awards. Based upon the historic conservative levels of stock awards to Company executives, the Compensation Committee sets the ownership guidelines at corresponding levels. Unvested shares of restricted stock and shares held in retirement accounts are considered owned for purposes of the guidelines. The Compensation Committee reviews compliance with the guidelines annually. Executives who are new to their positions have three years to comply with the guidelines. All of the executives identified above are in compliance with the stock ownership guidelines.

Restrictions on Trading Stock. The Company has adopted a stock trading policy for its employees, including the Named Executive Officers. The policy prohibits certain employees from trading during specific periods at the end of each quarter until after the Company’s public disclosure of financial and operating results for that quarter, unless they have received the approval of the Company’s General Counsel. The Company may impose additional restricted trading periods at any time if it believes trading by employees would not be appropriate because of developments at the Company that are, or could be, material. In addition, the Company requires pre-clearance of trades in Company securities for its executive officers.

Perquisites. The Company’s philosophy is to provide a minimum of perquisites to its executives and generally only when such benefits have a business purpose. In 2007, such benefits for the Named Executive Officers were: (a) financial counseling services for Mr. Murdy; (b) golf club memberships for the Chief Executive Officer; (c) one use of the corporate aircraft for travel by Mr. Murdy’s spouse, who accompanied Mr. Murdy on business travel, at no incremental cost to the Company; and (d) personal use of administrative assistance services for Messrs. O’Brien and Murdy.

The Company pays membership fees for private golf clubs for the Chief Executive Officer, including Mr. Murdy and Mr. O’Brien for 2007. These clubs are used for substantial business purposes, including business entertainment, meetings and dinners. In recognition of the fact that some portions of the memberships are used for personal purposes, the entire amount reimbursed is considered a perquisite and reported in the All Other Compensation column of the Summary Compensation Table on page 33.

The cost to the Company of perquisites to Mr. Murdy, are included in the All Other Compensation column of the Summary Compensation Table on page 33.

Clawback Provisions. The Company’s Corporate Governance Guidelines, adopted by the Board of Directors, contains a policy that provides that the Board will require reimbursement of any portion of a bonus previously paid to an executive pursuant to the terms of the Company’s bonus programs if: (a) the amount of any bonus, including stock awards, was calculated based on the achievement of certain financial results that were subsequently the subject of a restatement; (b) the amount of such bonus that would have been awarded to the executive had the financial results been reported as in the restatement would have been lower than the bonus actually awarded; and (c) in the judgment of the Board of Directors, the circumstances warrant such reimbursement. The policy to seek reimbursement of bonuses is not limited to situations involving fraud and is not limited to those executives directly involved in causing the restatement.

Tax Deductibility of Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the amount of compensation in excess of $1,000,000 that the Company may deduct in any one year with respect to its chief executive officer and up to three other executive officers whose compensation must be included in this proxy statement because they are the most highly compensated executive officers. There are exceptions to the $1,000,000 limitation for performance-based compensation meeting certain requirements. The Company has not adopted a formal policy requiring all compensation to meet the exception requirements under Section 162(m) and therefore not be subject to the $1,000,000 deductibility limitation. The Company has decided not to implement a formal policy so that the Company can maintain flexibility in compensating executive officers in a manner designed to promote various corporate goals.

In 2007, Messrs. O’Brien, Banks, Engel and Lansdown’s amounts are greater than $1,000,000, and a portion of their salaries, bonuses, stock awards, and other compensation items are not deductible by the Company. Stock option awards pursuant to stockholder approved plans are performance-based and are fully deductible, regardless of the $1,000,000 limit in Section 162(m). Corporate Performance Bonuses, Personal Performance Bonuses and Stock Incentive Bonuses do not meet the performance-based exception under Section 162(m) and are therefore subject to the $1,000,000 deduction limit. To date, the Company has deemed the additional tax benefits that it could receive from a 162(m) executive compensation plan as immaterial to the Company. However, the Company continually assesses the materiality of additional 162(m) tax benefits that it could receive from a 162(m) executive compensation plan as executive compensation evolves.

Executive Compensation Tables

2007 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compen- sation(4) ($)	Change in Pension Value(5) ($)		All Other Compen- sation(6) ($)	Total ($)
Richard T. O’Brien	2006	$512,083	$153,625	$148,865	$300,867	$188,447	$117,541		$101,799	$1,523,227
President and Chief Executive Officer	2007	$760,000	$1,043,501	$562,618	$592,644	$368,690	$190,810		$44,776	$3,563,039

Russell Ball	2007	$377,500	$463,738	$95,348	$233,224	$109,937	$151,332		$13,578	$1,444,657
Senior Vice President and Chief Financial Officer

Britt D. Banks	2007	$475,000	$517,500	$171,592	$439,551	$169,290	$155,678		$14,309	$1,942,920
Executive Vice President, Legal and External Affairs

Randy Engel	2007	$306,420	$621,262	$61,639	$147,032	$87,411	$56,616		$12,004	$1,292,384
Senior Vice President, Strategy and Corporate Development

Guy Lansdown	2007	$344,167	$456,766	$78,860	$197,528	$102,279	$107,986		$15,851	$1,303,437
Senior Vice President, Project Development and Technical Services

Wayne W. Murdy	2006	$1,000,000	$363,000	$1,029,090	$1,778,400	$616,400	$7,712,806	(7)	$95,686	$12,595,382
Former Chairman and Chief Executive Officer	2007	$591,992	—	$1,242,033	—	—	$19,716,635	(8)	$1,553,073	$23,103,733

Thomas L. Enos	2006	$512,083	$112,658	$479,840	$1,571,376	$188,447	$1,343,967		$38,779	$4,247,150
Former Executive Vice President, Operations	2007	$339,963	—	$353,363	$534,400	—	$9,254,332		$416,152	$10,898,210

David Harquail	2006	$398,833	$91,577	$184,507	$451,431	$130,304	$137,322		$26,688	$1,420,662
Former Executive Vice President	2007	$465,928	—	$398,160	$401,366	—	$522,951		$260,326	$2,048,731

(1)

Amounts shown represent Personal Performance Bonuses paid in cash and bonus for extraordinary results on sale of royalty business for Messrs. O’Brien, Ball, Banks and Engel and exemplary work in the area of project development in the case of Mr. Lansdown.

	Personal Performance Bonus	Additional Performance Bonus
Richard T. O’Brien	$293,501	$750,000
Russell Ball	$88,738	$375,000
Britt D. Banks	$142,500	$375,000
Randy Engel	$71,262	$550,000
Guy Lansdown	$81,766	$375,000

(2)

Amounts shown represent the amount of Stock Incentive Bonuses recognized for financial statement reporting purposes in accordance with Statement of Financial Accounting Standard No. 123R. Refer to Note 22 to the Company’s Consolidated Financial Statements for a discussion of assumptions made in the valuation of Stock Awards.

(3)

Amounts shown reflect amounts of Stock Option Awards recognized for financial statement reporting purposes in accordance with Statement of Financial Accounting Standard No. 123R, using the Black-Scholes option-pricing model. Refer to Note 22 to the Company’s Consolidated Financial Statements for a discussion of assumptions made in the valuation of Stock Option Awards.

(4)	Amounts shown represent Corporate Performance Bonuses paid in cash.
(5)

Amounts shown represent the increase in the actuarial present value under the Company’s qualified and non-qualified defined benefit pension plans. In the case of Messrs. Murdy, Enos and Mr. Harquail, the amount shown also represents benefits paid from the non-qualified plan, a portion of which was paid upon termination, and another portion paid 6 months following termination. See Termination Tables for timing of payments.

(6)	Amounts shown are described in the All Other Compensation Table below.
(7)

Amount shown includes $6,472,126 for a one-time increase in the pension value under an employment agreement dated March 23, 2001, under which Mr. Murdy received 1.5 times actual credited years of service when he reached age 62. Mr. Murdy received the benefit of this acceleration in 2006.

(8)

Amount shown is the payment of the Pension Equalization benefit to Mr. Murdy upon retirement in 2007 that includes acceleration of credited years of service accrued in 2006 and reflected in 2006 Change In Pension Value column.

Refer to the Compensation Discussion and Analysis section for a description of the components of compensation, along with a description of all material terms and conditions of each component. In 2007, salary and bonus payments accounted for 51% of Mr. O’Brien’s total compensation. Salary and bonus accounted for 58%, 51%, 72% and 61% of Messrs. Ball, Banks, Engel and Lansdown total compensation, respectively.

2007 All Other Compensation Table

Name	Tax Reimbursements ($)	Company Contributions to Defined Contribution Plans ($)	Payments on Resignation of Employment ($)		Change in Value of Post- Retirement Medical and Life Insurance	Director Compensation		Perquisites(1) ($)		Total ($)
Richard T. O’Brien	$481	$12,000	—		$32,295	—		—		$44,776
Russell Ball	$1,578	$12,000	—		$0	—		—		$13,578
Britt D. Banks	$2,309	$12,000	—		$0	—		—		$14,309
Randy Engel	$4	$12,000	—		$0	—		—		$12,004
Guy Lansdown	$3,851	$12,000	—		$0	—		—		$15,851
Wayne W. Murdy	$6,972	$12,000	$1,236,961	(2)	—	$259,000	(6)	$38,140	(5)	$1,553,073
Thomas L. Enos	$226	$11,767	$403,926	(3)	—	—		—		$415,919
David Harquail	$12	$12,000	$248,314	(4)	—	—		—		$260,326

(1)	The Company provides a limited number of perquisites to its executive officers. See page 31 of the Compensation Discussion and Analysis section for a description of perquisites.
(2)

Amount shown represents payments made to Mr. Murdy following separation of his employment in June 2007, excluding payments under the Pension Equalization Plan which are shown in the Change in Pension Value of the Summary Compensation Table. Amount shown includes payment for pro-rated target corporate and personal bonus, payment for pro-rated target stock incentive award and 2007 aggregate earnings on non-qualified deferred compensation.

(3)

Amount shown represents payments made to Mr. Enos following separation of his employment in June 2007, excluding payments under the Pension Equalization Plan which are shown in the Change in Pension Value of the Summary Compensation Table. Amount shown includes payment for pro-rated target corporate and personal bonus, payment for pro-rated target stock incentive award and 2007 aggregate earnings on non-qualified deferred compensation.

(4)

Amount shown represents payments made to Mr. Harquail following separation of his employment in November 2007, excluding payments under the Pension Equalization Plan which are shown in the Change in Pension Value of the Summary Compensation Table. Amount shown includes cash in lieu of bonus and 2007 aggregate earnings on non-qualified deferred compensation.

(5)

Amount shown represents amounts paid or reimbursed for financial planning benefits, a golf club membership, donations under the Board of Directors Charitable Gift Program and personal use of administrative assistant services.

(6)	Mr. Murdy received a retainer of $250,000 for service as Chairman of the Board from July 1, 2007 to December 31, 2007 and $9,000 for directors meeting fees.

2007 Grants of Plan-Based Awards Table

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Option Awards: Number of Securities Underlying Options(3) (#)	Exercise or Base Price of Option Awards(4) ($ / Sh)	Closing Price on Grant Date ($ / Sh)	Grant Date Fair Value of Stock and Option Awards(5) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Richard T. O’Brien		$206,897	$413,794	$827,588
					$396,360	$792,720	$1,783,621
	2/07/2007										$353,363
	4/30/2007							65,000	$42.06	$41.70	$868,400
	4/30/2007										$1,400,009

Russell Ball		$61,693	$123,386	$246,771
					$94,484	$188,967	$425,176
	2/07/2007										$118,882
	4/30/2007							15,000	$42.06	$41.70	$200,400

Britt D. Banks		$95,000	$190,000	$380,000
					$172,425	$344,850	$775,913
	2/07/2007										$221,032
	4/30/2007							48,000	$42.06	$41.70	$641,280

Randy Engel
		$49,052	$98,105	$196,210
					$74,215	$148,429	$333,966
	2/07/2007										$83,978
	4/30/2007							12,500	$42.06	$41.70	$167,000

Guy Lansdown		$57,396	$114,791	$229,583
					$88,925	$177,849	$400,160
	2/07/2007										$109,077
	4/30/2007							20,000	$42.06	$41.70	$267,200

Wayne W. Murdy		$167,500	$335,000	$670,000
					$326,700	$653,400	$1,470,150
	2/07/2007										$1,242,033

Thomas L. Enos		$58,006	$116,012	$232,024
					$105,281	$210,562	$473,764
	2/07/2007										$353,363
	4/30/2007							40,000	$42.06	$41.70	$534,400

David Harquail		$83,125	$166,250	$332,500
					$150,872	$301,744	$678,924
	2/07/2007										$220,312
	4/30/2007							48,000	$42.06	$41.70	$641,280

(1)

Amounts shown represent threshold, target and maximum amounts for 2007 Corporate Performance Bonuses. The Compensation Committee established the targets on April 24, 2007. Payments of Corporate Performance Bonuses for 2007 performance are shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table on page 33. Refer to page 23 for a description of the criteria for payment of Corporate Performance Bonuses.

(2)

Amounts shown represent the threshold, target and maximum dollar values of Stock Incentive Bonuses potentially awardable for 2007 performance, based on targets established by the Compensation Committee on April 24, 2007. Refer to the Compensation Discussion and Analysis beginning on page 17 for a description of the terms of and criteria for making these awards and payouts made on February 25, 2008.

(3)	Refer to the Compensation Discussion and Analysis on page 23 for a description of the terms of and criteria for making these awards.
(4)

Exercise or base price is determined by the average of the high and low sales price of Common Stock on the New York Stock Exchange on grant date, as reported by Bloomberg Professional, the independent commercial reporting service selected by the Compensation Committee.

(5)

Amounts shown represent Stock Incentive Bonuses awarded on February 07, 2007 for 2006 performance and stock option awards made on April 30, 2007. In Mr. O’Brien’s case, there is an additional restricted stock award on April 30, 2007, as explained in the Compensation Discussion and Analysis on page 27. For Stock Incentive Bonuses, fair value is calculated using the average of the high and low stock price on the date of grant of $44.98. For stock options, fair value is calculated using the Black Scholes value on the grant date of $13.36. For Mr. O’Brien’s restricted stock award on April 30, 2007, the fair value is calculated using the average of the high and low stock price on the date of grant of $42.06.

2007 Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options(1) (#)	Number of Securities Underlying Unexercised Options(2) (#)		Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(3) (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)
Name	Exercisable	Unexercisable
Richard T. O’Brien	13,332	6,668	(5)	$45.16	10/26/2005	10/26/2015
	15,000	30,000	(6)	$57.71	4/26/2006	4/26/2016
		65,000	(7)	$42.06	4/30/2007	4/30/2017
							935	(8)	$45,656
							7,856	(9)	$383,608
							33,286	(10)	$1,625,355

Russell Ball	1,350			$23.67	11/12/2001	11/12/2011
	1,350			$28.56	5/14/2002	5/14/2012
	2,500			$23.99	11/20/2002	11/20/2012
	3,750			$28.11	5/6/2003	5/6/2013
	7,500			$49.725	12/2/2003	12/2/2013
	3,750			$40.43	4/27/2004	4/27/2014
	6,250			$45.74	12/7/2004	12/7/2014
	4,166	2,084	(11)	$38.05	4/27/2005	4/27/2015
	4,166	2,084	(5)	$45.16	10/26/2005	10/26/2015
	5,000	10,000	(6)	$57.71	4/26/2006	4/26/2016
		15,000	(7)	$42.06	4/30/2007	4/30/2017
							691	(12)	$33,742
							1,099	(8)	$53,664
							2,643	(9)	$129,058

Britt D. Banks	20,000			$49.725	12/2/2003	12/2/2013
	3,334			$45.74	12/7/2004	12/7/2014
		3,334	(11)	$38.05	4/27/2005	4/27/2015
		3,334	(5)	$45.16	10/26/2005	10/26/2015
	7,500	15,000	(6)	$57.71	4/26/2006	4/26/2016
		48,000	(7)	$42.06	4/30/2007	4/30/2017
							1,289	(12)	$62,942
							1,836	(8)	$89,652
							4,914	(9)	$239,951

Randy Engel	2,250			$28.11	5/6/2003	5/6/2013
	2,250			$49.725	12/2/2003	12/2/2013
	2,250			$40.43	4/27/2004	4/27/2014
	3,750			$45.74	12/7/2004	12/7/2014
	2,498	1,252	(11)	$38.05	4/27/2005	4/27/2015
	2,498	1,252	(5)	$45.16	10/26/2005	10/26/2015
	2,834	5,666	(6)	$57.71	4/26/2006	4/26/2016
		12,500	(7)	$42.06	4/30/2007	4/30/2017
							449	(12)	$21,925
							637	(8)	$31,105
							1,867	(9)	$91,166

	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options(1) (#)	Number of Securities Underlying Unexercised Options(2) (#)		Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(3) (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)
Name	Exercisable	Unexercisable
Guy Lansdown	625			$13.22	11/14/2000	11/14/2010
	2,500			$21.03	5/15/2001	5/15/2011
	2,500			$23.67	11/12/2001	11/12/2011
	5,750			$28.56	5/14/2002	5/14/2012
	3,750			$23.99	11/20/2002	11/20/2012
	3,750			$28.11	5/6/2003	5/6/2013
	3,750			$49.725	12/2/2003	12/2/2013
	3,750			$40.43	4/27/2004	4/27/2014
	3,750			$45.74	12/7/2004	12/7/2014
	2,498	1,252	(11)	$38.05	4/27/2005	4/27/2015
	2,498	1,252	(5)	$45.16	10/26/2005	10/26/2015
	4,167	8,333	(6)	$57.71	4/26/2006	4/26/2016
		20,000	(7)	$42.06	4/30/2007	4/30/2017
							588	(12)	$28,712
							779	(8)	$38,039
							2,425	(9)	$118,413

Wayne W. Murdy	45,000			$21.03	5/15/2001	5/15/2011
	45,000			$23.67	11/12/2001	11/12/2011
	90,000			$28.56	5/14/2002	5/14/2012
	45,000			$23.99	11/20/2002	6/30/2012
	45,000			$28.11	5/6/2003	6/30/2012
	65,000			$49.725	12/2/2003	6/30/2012
	45,000			$40.43	4/27/2004	6/30/2012
	45,000			$45.74	12/7/2004	6/30/2012
	45,000			$38.05	4/27/2005	6/30/2012
	45,000			$45.16	10/26/2005	6/30/2012
	90,000			$57.71	4/26/2006	6/30/2012

Thomas L. Enos	10,000			$49.725	12/2/2003	6/302012
	10,666			$45.74	12/7/2004	6/302012
	25,000			$45.16	10/26/2005	6/302012
	45,000			$57.71	4/26/2006	6/30/2012
	40,000			$42.06	4/30/2007	6/30/2012

David Harquail	5,194			$19.25	9/10/1999	5/13/2008
	114,806			$19.25	9/10/1999	5/13/2008
	10,000			$49.725	12/2/2003	3/13/2008
	9,799			$45.74	12/7/2004	3/13/2008
	1,845			$38.05	4/27/2005	3/13/2008
	6,849			$45.16	10/26/2005	3/13/2008
	11,671			$57.71	4/26/2006	3/13/2008
	8,723			$42.06	4/30/2007	3/13/2008

(1)	Stock options are generally granted one time per year, on the same day as the Annual Meeting of Stockholders. Stock options were granted two times per year prior to 2006.
(2)	Stock options vest at the rate of 33 1/3% per year, unless accelerated as explained in the Compensation Discussion and Analysis section on page 29.

(3)	Restricted stock vests in three equal, annual increments, unless accelerated as explained in the Compensation Discussion and Analysis.
(4)	Assumes stock price of $48.83, the closing price on December 31, 2007.
(5)	Vesting date is October 26, 2008.
(6)	Vesting dates are April 26, 2008 and 2009.
(7)	Vesting dates are April 30, 2008, 2009 and 2010.
(8)	Vesting dates are February 24, 2008 and 2009.
(9)	Vesting dates are February 7, 2008, 2009 and 2010.
(10)	Vesting dates are April 30, 2009 and 2010.
(11)	Vesting date is April 27, 2008.
(12)	Vesting date is February 24, 2008.

2007 Option Exercises and Stock Vested Table

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Richard T. O’Brien	—	—	3,267	$154,029
Russell Ball	4,350	$135,616	2,052	$94,500
Britt D. Banks	57,498	$781,454	4,201	$192,821
Randy Engel	4,000	$81,409	767	$35,919
Guy Lansdown	—	—	1,975	$90,526
Wayne M. Murdy	125,000	$4,027,520	76,261	$3,166,111
Thomas L. Enos	8,334	$132,958	17,306	$711,193
David Harquail	46,666	$863,658	12,149	$567,196

2007 Pension Benefits Table(1)

Name	Plan Name	Number of Years Credited Service (#)		Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)(3)
Richard T. O’Brien	Pension Plan	2.3		$50,244	—
	Pension Equalization Plan	2.3		$283,470	—

Russell Ball	Pension Plan	13.6		$203,479	—
	Pension Equalization Plan	13.6		$452,022	—

Britt D. Banks	Pension Plan	14.6		$189,879	—
	Pension Equalization Plan	14.6		$759,373	—

Randy Engel	Pension Plan	14.0		$206,347	—
	Pension Equalization Plan	14.0		$114,330	—

Guy Lansdown	Pension Plan	14.3		$216,267	—
	Pension Equalization Plan	14.3		$409,763	—

Wayne W. Murdy	Pension Plan	14.6		$563,783	—
	Pension Equalization Plan	21.9	(2)	$19,716,635	$19,716,635

Thomas L. Enos	Pension Plan	36.5		$1,462,027	—
	Pension Equalization Plan	36.5		$9,254,332	$9,254,332

David Harquail	Pension Plan	5.7		$107,827	—
	Pension Equalization Plan	5.7		$522,951	$522,951

(1)	All calculations in the 2007 Pension Benefits Table were calculated using target Personal Performance Bonus, Corporate Performance Bonus and Stock Incentive Bonus for 2007.
(2)

Amount represents credited years of service, as calculated under Mr. Murdy’s employment agreement, dated March 23, 2001, which provides for 1.5 times actual credited years of service under Pension Equalization Plan. Mr. Murdy’s actual years of service are 14.1. The extra years of service credited under the agreement result in an increase in benefits of $6,472,126. See the Executive Agreements section of the Compensation Discussion and Analysis for a description of Mr. Murdy’s agreement.

(3)	Amount shown is also reported in the Change in Pension Value column of the Summary Compensation Table on page 33.

The Company provides two tax-qualified retirement plans, a Pension Plan and a Savings Plan (401(k) plan). In addition, the Company offers a non-qualified pension plan (the Pension Equalization Plan), and non-qualified savings plan (the Savings Equalization Plan) for highly compensated employees.

Pension Plan. Messrs. O’Brien, Ball, Banks, Engel, Lansdown, Murdy, Enos and Harquail are participants in the qualified Pension Plan. The Pension Plan is available to a broad group of Company employees, which generally includes U.S. domestic salaried employees of the Company. The plan provides for post-retirement payments determined by a formula based upon age, years of service and pension-eligible earnings. Age 62 is the normal retirement age under the Pension Plan, meaning the age upon which the employee may terminate employment and collect benefits, or a participant may retire at age 55 with 10 years of service and collect reduced benefits immediately. If a Pension Plan participant terminates employment prior to age 55, but has a vested benefit by having acquired 5 years of service with the Company, the participant will begin to collect a benefit at age 62. If the participant terminates employment prior to age 55, but has 10 or more years of service with the Company, the participant may elect to collect a reduced benefit at age 55. If a participant attains the age of 48, has 10 years of service, and is terminated from employment within 3 years of a change of control, the participant is entitled to commence benefits. The Pension Plan utilizes the same definition of change of control as the Executive Change of Control Plan. The formula based upon age and years of service for benefits provides a strong incentive for Company employees to remain employed with the Company, even in times of high demand in the employment marketplace.

Messrs. Banks, Ball, Engel, Lansdown and Harquail have vested benefits under the Pension Plan by virtue of five or more years of service. Mr. O’Brien does not have vested benefits under the Pension Plan, as he does not have five years of service with the Company.

According to the Pension Plan, at the normal retirement age of 62, the Company arrives at a monthly pension benefit amount through the following formula:

1.75% of the average monthly salary minus (<) 1.25% of the participant’s primary social security benefit times (×) the participant’s years of credited service

To determine the average monthly salary, the Company calculates the highest average from 5 consecutive prior years of employment within the last 10 years of employment of regular pay, vacation pay, cash bonus and a pro-rated severance or change of control payment, if applicable. Salary does not include stock based compensation, foreign assignment premiums, signing bonuses, fringe benefits, payments from non-qualified plans or indemnity benefit payments. In the event a vested participant dies prior to the commencement of benefit payments, the participant’s legal spouse receives survivor benefits which are calculated based upon the pension benefit that the participant would have received upon retirement the day prior to death with an additional reduction factor applied.

In the event of early retirement, meaning after reaching the age of 55 and at least 10 years of service, a participant is eligible to collect a monthly pension benefit upon retirement using the formula above with the following reductions:

Early Retirement Reductions

Age at Termination	Years of Service	Reduction
55	At least 30	no reduction—payable upon termination

60	At least 10	lesser of 1/3 of 1% for each month of service less than 30 years of service (4% per year) or 1/3 of 1% for each month by which the date of benefit commencement precedes age 62 (4% per year) payable upon termination

At least 55	At least 10	1/3 of 1% for each month by which the date of benefit commencement precedes age 62 (4% per year) payable upon termination

Under 55	At least 10	1/2 of 1% for each month by which the date of benefit commencement precedes age 62 (6% per year) payable following termination and attainment of age 55

	At least 30	No reduction payable at age 55

Change of Control Early Retirement

Age	Years of Service	Reduction
48 at time of change of control	At least 10	Lower reduction of 2% for each year by which termination precedes age 62, or applicable reduction above

The Pension Plan contains a cap on eligible earnings as required by the Internal Revenue Code as well as a cap on benefits as required by section 415 of the Internal Revenue Code. This cap limits the pension benefits that executive-grade employees of the Company can receive under the Pension Plan.

Pension Equalization Plan. The Pension Equalization Plan provides for an actuarially determined present value cash lump sum amount upon retirement at age 62, or upon termination after 5 years of service with the Company. The Company determines the lump sum amount by calculating a full pension benefit under the Pension Plan, utilizing the definition of Salary from the Pension Equalization Plan, and subtracting the actual benefit owed under the Pension Plan that is subject to the cap in benefits. The definition of Salary under the Pension Equalization Plan excludes bonus amounts in the form of restricted stock for executives hired or promoted to executive status after January 1, 2004. In other words, if a Company executive attained executive status before January 1, 2004, that executive will have restricted stock bonus amounts included as eligible earnings in the Pension Equalization Plan until December 31, 2007. Any bonus amounts in the form of restricted stock after December 31, 2007 will not be included for pension equalization benefits calculation purposes. The Company will calculate Salary for any executive entitled to include restricted stock in the definition of salary as of December 31, 2007. When such executive terminates employment with the Company, the executive shall receive benefits under the Pension Equalization Plan calculated with the higher of the salary calculation as of December 31, 2007 that includes restricted stock, or the salary calculation at the time of termination that excludes restricted stock.

If a participant dies while employed with the Company, or after retirement but before receipt of benefits under the Pension Equalization Plan, and the participant was entitled to benefits under the Pension Plan, the participant’s legal spouse receives survivor benefits which are calculated based upon the full Pension Equalization benefit minus the Pension Plan benefit amount. If the Company terminates a participant for cause, the participant forfeits all benefits under the Pension Equalization Plan.

Pension Calculation Assumptions. The pension present value uses a discount rate at December 31, 2007 of 6.8% and FASB mortality. The pension equalization value uses a pension equalization plan lump sum rate of 3% as of December 31, 2007 and mortality as defined in the Pension Equalization Plan. The present value of the pension is also discounted from the earliest unreduced retirement age to current age using the FASB rate of 6.8%. The present value of the pension equalization is also discounted from the earliest unreduced retirement age to current age using the rate of 3%.

2007 Nonqualified Deferred Compensation Table

Name	Executive Contributions in Last Fiscal Year(1) ($)	Registrant Contributions in Last Fiscal Year(2) ($)	Aggregate Earnings in Last Fiscal Year(3) ($)	Aggregate Withdrawals / Distributions(4) ($)	Aggregate Balance at Last Fiscal Year-End ($)
Richard T. O’Brien	$58,083	$2,300	$868	—	$61,251
Russell Ball	$114,042	$8,900	$22,573	—	$385,187
Britt D. Banks	—	—	—	—	—
Randy Engel	—	—	—	—	—
Guy Lansdown	$36,125	$5,800	$24,829	—	$312,514
Wayne W. Murdy	$34,500	$2,250	$61,961	$768,092	$232,603	(5)
Thomas L. Enos	$28,000	$4,967	$12,426	$313,648	$109,777	(5)
David Harquail	—	—	$949	$6,304	—

(1)	Amounts shown are included in the Salary column of the Summary Compensation Table on page 33.
(2)	Amounts shown are included in the All Other Compensation column of the Summary Compensation Table.
(3)	Amount shown is included in the All Other Compensation column of the Summary Compensation Table for Messrs. Murdy, Enos and Harquail.
(4)	Amount shown represents distribution from the Company’s Savings Equalization Plan in 2007 following separation of employment in 2007.
(5)	Amount shown represents distribution from the Company’s Savings Equalization Plan withheld until six months following separation date (2008).

Amounts shown are part of the Company’s Savings Equalization Plan. The Company maintains a Savings Plan and a Savings Equalization Plan for eligible employees.

Savings Plan. The Savings Plan is the Company’s defined contribution plan that is available to a broad group of Company employees, which generally includes U.S. domestic salaried employees of the Company. The Savings Plan provides that eligible employees may contribute before-tax or after-tax compensation to a plan account for retirement savings. Under the Savings Plan, the Company will match 100% of the first 6% of a participant’s contribution to the Savings Plan up to a limit of $12,000 annually. The Company contribution vests as follows:

Savings Plan Vesting Schedule

Years of Service	Percentage of Company Contribution Vested
Less than 1 year	0
1 year	20
2 years	40
3 years	60
4 or more years	100

In the event of death, disability, retirement, change of control (same definition as Executive Change of Control Plan explained in the Potential Payments Upon Termination of Change in Control section below) or termination of the Savings Plan, a participant is fully vested in the Company contribution component of the Savings Plan. In accordance with the Internal Revenue Code, the Savings Plan limits the before-tax and after-tax contributions that highly compensated participants may make to the Savings Plan.

Savings Equalization Plan. The Savings Equalization Plan allows eligible participants the opportunity to defer up to 100% of compensation (minus before-tax contributions under the Savings Plan) beyond the Internal Revenue Code limitations set forth in the Savings Plan on a pre-tax basis. The Savings Equalization Plan is a non-qualified deferred compensation plan. To participate in the Savings Equalization Plan, an employee must have a base salary over $100,000 and be eligible to participate in the Savings Plan of Newmont. The purpose of the Savings Equalization Plan is to allow highly compensated employees a way to defer additional compensation for post-employment savings purposes beyond the limits set forth in the Savings Plan. A participant’s deferred compensation is contributed at the direction of the participant to various hypothetical investment alternatives, including a hypothetical investment in shares of Company stock. Such investments are selected by a committee of Company representatives, with the advice of professional investment managers. Company matching contributions are credited to a participant’s account in phantom shares of Company stock. The Company contribution in the Savings Equalization Plan is subject to a cap of $12,000 per year (in the aggregate with any Company contribution to the Savings Plan) for each participant. The Savings Equalization Plan contains a 4 year vesting period for the Company contribution that is the same as for the Savings Plan.

Upon distribution of Savings Equalization Plan accounts, the participant receives a cash amount equal to the value of the contributions if such contributions had been invested in the Savings Plan, as of the applicable valuation date. A participant receives distribution of Savings Equalization amounts in lump-sum form.

In the event a participant of the Savings Equalization Plan terminates employment with the Company due to retirement, death or disability, or change of control, the Company contribution will vest at 100% regardless of years of service, and the participant receives a single lump sum cash payment for the value of the accounts and Company match as soon as administratively possible following the applicable valuation date. In the event a participant of the Savings Equalization Plan terminates employment with the Company for any reason other than retirement, death, change of control or disability, the participant receives a single lump sum cash payment for the value of the accounts and the applicable percentage of vested Company match based upon years of service as provided above, as soon as administratively possible following the applicable valuation date. In the event the Company terminates the employment of a participant of the Savings Equalization Plan due to cause, the participant forfeits all Company contributions under the Savings Equalization Plan.

Potential Payments Upon Termination or Change in Control

The following tables describe the estimated potential payments upon termination or change in control of the Company for the Named Executive Officers. The amounts shown assume that the termination or change in control occurred on December 31, 2007. The actual amounts to be paid can only be determined at the time of such executive’s separation from the Company.

Terms of Plans: See the Compensation Discussion and Analysis starting at page 17 and the text following the tables for a description of the material terms, conditions and assumptions for any of the Company’s benefit plans.

Retirement Benefits: None of the currently employed Named Executive Officers were eligible for retirement as of December 31, 2007. However, Messrs. Ball, Banks, Engel and Lansdown have vested benefits under the Pension Plan and Pension Equalization Plan. See the Pension Benefits Table on page 38 for the present value of vested benefits under these plans.

Voluntary Termination: The Named Executive Officers would receive no payments or other benefits upon voluntary termination, except for vested benefits under the Pension Plan and Pension Equalization Plan. See the Pension Benefits Table on page 38 for the present value of vested benefits under these plans.

Termination Not For Cause: The Company’s Severance Plan provides for benefits in the case of termination not for cause in the event of job elimination, based on salary and length of service. Certain positions are not eligible for job elimination such as the Chief Executive Officer and Chief Financial Officer positions. However, severance benefits under the Severance Plan are provided in the Termination Tables for comparison purposes. According to the Severance Plan, an involuntary termination is job elimination, plant abandonment or closing or a reduction in force. The Severance Plan provides that even if the termination was the result of one of the circumstances stated in the prior sentence, it shall not be an involuntary termination if the Company offers the employee another position within 75 miles of the former position, at the same or higher base salary, and involving responsibilities of somewhat similar levels of importance to the Company as the prior position. Involuntary termination does not include terminations as a result of poor work performance, failure to follow policy or direction or cause.

In the event of an involuntary termination, the eligible employee is entitled to:

•

four weeks of salary plus two weeks of additional salary for each year of service with the Company up to a maximum of 104 weeks of salary (The Severance Plan defines salary as the higher of annual base salary or the base salary and annual cash bonus for the year preceding termination.); and

•	pro-rated (based upon percentage of year worked) annual cash bonus paid at target; and

•	Company paid COBRA benefits and life insurance for the number of weeks of severance pay.

Termination For Cause: No additional benefits are payable in any case of termination for cause. The Company’s plans generally define cause as: (a) willful and continued failure of participant to perform substantial duties, follow Company policy or Company code of conduct, after written demand for substantial performance; (b) illegal conduct, gross negligence or willful misconduct; or (c) dishonest or fraudulent conduct or breach of contract.

Change in Control: The Company’s 2005 Stock Incentive Plan provides for vesting of unvested restricted stock and stock options upon a change in control of the Company. The cash bonus plan provides for payment of pro-rated target Corporate Performance Bonus and Personal Performance Bonus upon a change in control. Additionally, the Savings Plan and Savings Equalization Plan provide for immediate vesting of the Company matching contributions which is capped at a cumulative total of $12,000 per year for both plans.

The Company’s Executive Change of Control Plan applies to executive grade level employees, including the Named Executive Officers, in the event of a change of control, which is generally defined as:

1)	The acquisition of beneficial ownership of 20% or more of either (a) the then outstanding shares of the Company; or (b) the combined voting power of the then outstanding shares of the Company entitled to vote generally in the election of directors (but not an acquisition by a Company entity or Company benefit plan); or

2)	The individuals constituting the Company’s Board of Directors on January 1, 2004 cease to constitute at least a majority of the Board, with certain exceptions allowing the Board the ability to vote in new members by a majority; or

3)	Consummation of a reorganization, merger, consolidation, sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another corporation. The acquisition of assets of another corporation does not constitute a change of control if certain requirements are met to evidence that the Company is the acquiring company and will conduct the business of the combined entity going forward.

Termination After Change in Control: The Company’s Executive Change of Control Plan provides for enhanced benefits in the case of termination within three years following change in control of the Company, in most cases based on salary and bonus payments in previous years. The Pension Plan provides a retirement option at age 48 with 10 years of service and a lesser reduction factor in benefits, compared to circumstances not involving a change of control.

Executives are eligible for benefits under the Executive Change of Control Plan if terminated within 3 years of a change of control or if the executive terminates for good reason within 3 years of change of control. The Change of Control Plan generally defines good reason as any of the following without the executive’s prior consent: (a) reduction in salary, bonus, stock-based compensation from the level immediately preceding the change of control; (b) requiring the executive to relocate his or her principal place of business more than 35 miles from the previous principal place of business; (c) failure by the employer to comply with the obligations under the Change of Control Plan; or (d) assigning the executive duties inconsistent with the executive’s position immediately prior to such assignment or any action resulting in the diminution of the executive’s position, authority, duties or responsibilities.

If an executive is eligible for termination benefits under the Executive Change of Control Plan, the executive is entitled to:

•	pro-rated bonus determined by percentage of the year worked at target level;

•

2 times the “annual pay” for most executives and 3 times for individuals specified by the Newmont Board. Annual pay is defined as annual salary, annual cash bonus at the highest amount that the executive received in the three years prior to the change of control, and the highest employer matching contribution made to the Savings Plan on behalf of the executive in the three years prior to the change of control;

•

a cash amount equal to the actuarial equivalent of three years of additional benefits under the Pension Plan, Pension Equalization Plan, Savings Equalization Plan and credit for three additional years under these plans for purposes of actuarial calculations;

•	for a 3 year period, health, dental, vision, prescription, disability and life insurance benefits for the executive and his or her family;

•	outplacement services consistent with the Company’s practices during the one-year period prior to the change of control; and

•	certain gross-up payments for excise taxes on the change of control payment.

Messrs. O’Brien, Ball, Banks, Engel and Lansdown participate in the Executive Change of Control Plan at the three times annual pay level. These individuals are designated for the enhanced benefits because they all hold positions that would require continuity during a change of control or threatened change of control. In addition, the positions that the designated individuals hold are at high risk for change of personnel in the event of a change of control and the enhanced benefit provides additional incentive for such executives to stay with the Company despite any concerns regarding a change of control.

Death: Upon the death of one of the Named Executive Officers, payment is made to the estate based on the terms of the Officers Death Benefit Plan. The Officer’s Death Benefit Plan provides for a cash payment upon the death of currently employed executive-level officers of the Company, as well as eligible retired executive-level officers. The Officer Death Benefit Plan provides a lump sum cash benefit paid by the Company upon death as follows:

•	3 times final annual base salary for an executive officer who dies while an active employee;

•	1 times final annual base salary for an eligible executive officer who dies after retiring at or after normal retirement age of 62; and

•	30% to 90% of final annual base salary for an eligible executive officer for retirement prior to normal retirement age, depending on the number of years remaining to normal retirement age.

Messrs. O’Brien, Ball, Banks, Engel and Lansdown, are currently employed executive-level officers of the Company, and thus eligible for the Officer Death Benefit Plan, in the event of death during employment. Messrs. Murdy and Enos are eligible for benefits as retired executive officers.

Disability: The Company has a short-term disability plan that provides for up to five months of disability absence with base pay depending upon the employee’s years of service with the Company. In the event of long term disability, the Company has an insurance plan that provides a maximum monthly benefit to executives and officers of the Company of $13,000 per month. The maximum benefit period for the long-term disability benefit varies depending upon the age on date of disability.

Disability Coverage: The value of disability coverage is based on the incremental additional cost to the Company for an additional coverage. The Executive Change of Control Plan generally provides for 3 years of disability coverage for the Named Executive Officers.

2007 Performance Bonuses: All amounts shown for Bonuses (Corporate and Personal) and Stock Incentive Bonuses are cash payments calculated at target level for 2007 performance.

Accelerated Vesting of Restricted Stock and Stock Options: The amounts shown assume vesting as of December 31, 2007 of restricted stock, restricted stock units or stock options at the year-end closing price of $48.83. The amounts shown do not include any vested stock awards.

Incremental Non-Qualified Pension: The amounts shown as Incremental Non-Qualified Pension are based on 3 additional years of service credit following termination of employment in the case of change in control, and an additional period of service based on years of service in the case of termination not for cause. All amounts payable are based upon the same assumptions and plan provisions used in the Summary Compensation Table and Pension Benefits Table, except that for Change in Control the amount is determined without any present value discount.

Health Care Benefits: The value of health care benefits disclosed below is based on the incremental additional cost to the Company for the length of coverage specified in the Severance Plan, the Executive Change of Control Plan or Disability Plan.

Life Insurance: Life insurance coverage and proceeds are provided under the terms of the Officers Death Benefit Plan.

280G Tax Gross-Up: Upon a change in control of the Company, the executive may be subject to certain excise taxes pursuant to Section 280G of the Internal Revenue Code. The Company has agreed to reimburse the executive for all excise taxes that are imposed on the executive under Section 280G and any income taxes and excise taxes that are payable by the executive as a result of any reimbursements for Section 280G taxes. The 280G tax gross-up amounts reflected in the tables below assumes that the executive is entitled to a full reimbursement by the Company of any (a) excise taxes that are imposed on the executive as a result of the change in control, (b) any income and excise taxes imposed on the executive as a result of the Company’s reimbursement of the excise tax amount, and (c) any additional income taxes and excise taxes that are imposed on the executive as a result of the Company’s reimbursement of the executive for any excise or income taxes. The calculation of the 280G gross-up amount in the tables below is based upon a 280G excise tax rate of 20%, a 35% federal income tax rate, a 1.45% Medicare tax rate and a 4.63% state income tax rate. For purposes of the 280G calculation, it is assumed that no amounts will be discounted as attributable to reasonable compensation and no value will be attributed to the executive executing a non-competition agreement.

Potential Payments on Termination

	Termination Not For Cause ($)	Change in Control ($)	Termination After Change in Control ($)	Death ($)	Disability ($)
Richard T. O’Brien
Base Benefit	$138,462	—	—	—	—
Bonus (Corporate and Personal)	$621,951	$621,951	—	$621,951	$621,951
Stock Incentive Bonus	—	—	—	$792,720	$792,720
Change in Control Payment	—	—	$3,762,216	—	—
Accelerated Vesting of Restricted Stock	$2,191,441	$2,191,441	—	$2,191,441	$2,191,441
Accelerated Vesting of Stock Options	$103,824	$464,522	—	$103,824	$103,824
Incremental Non-Qualified Pension	—	—	$1,342,245	—	—
Health Care Benefits	$1,169	—	$26,581	—	—
Life Insurance Coverage	127	—	2,286	—	—
Life Insurance Proceeds	—	—	—	$2,700,000	—
Disability Coverage	—	—	$2,808	—	—
Outplacement Services	$20,000	—	$20,000	—	—
280G Tax Gross-Up	—	—	$2,483,212	—	—

Total	$3,076,974	$3,277,914	$7,639,348	$6,409,936	$3,709,936

Russell Ball
Base Benefit	$258,462	—	—	—	—
Bonus (Corporate and Personal)	$182,545	$182,545	—	$182,545	$182,545
Stock Incentive Bonus	—	—	—	$188,967	$188,967
Change in Control Payment	—	—	$1,727,454	—	—
Accelerated Vesting of Restricted Stock	$216,463	$216,463	—	$216,463	$216,463
Accelerated Vesting of Stock Options	$39,731	$131,664	—	$39,731	$39,731
Incremental Non-Qualified Pension	$9,436	—	$1,628,103	—	—
Health Care Benefits	$10,536	—	$59,836	—	—
Life Insurance Coverage	386	—	2,316	—	—
Life Insurance Proceeds	—	—	—	$1,260,000	—
Disability Coverage	—	—	$2,808	—	—
Outplacement Services	$20,000	—	$20,000	—	—
280G Tax Gross-Up	—	—	$1,522,138	—	—

Total	$737,559	$530,672	$4,962,655	$1,887,706	$627,706

Britt D. Banks
Base Benefit	$385,655	—	—	—	—
Bonus (Corporate and Personal)	$285,000	$285,000	—	$285,000	$285,000
Stock Incentive Bonus	—	—	—	$344,850	$344,850
Change in Control Payment	—	—	$1,963,886	—	—
Accelerated Vesting of Restricted Stock	$392,544	$392,544	—	$392,544	$392,544
Accelerated Vesting of Stock Options	$100,203	$373,136	—	$100,203	$100,203
Incremental Non-Qualified Pension	$47,232	—	$1,851,481	—	—
Health Care Benefits	$3,662	—	$20,264	—	—
Life Insurance Coverage	381	—	2,286	—	—
Life Insurance Proceeds	—	—	—	$1,425,000	—
Disability Coverage	—	—	$2,808	—	—
Outplacement Services	$20,000	—	$20,000	—	—
280G Tax Gross-Up	—	—	$0	—	—

Total	$1,234,677	$1,050,680	$3,860,725	$2,547,597	$1,122,597

	Termination Not For Cause ($)	Change in Control ($)	Termination After Change in Control ($)	Death ($)	Disability ($)
Randy Engel
Base Benefit	$203,077	—	—	—	—
Bonus (Corporate and Personal)	$145,613	$145,613	—	$145,613	$145,613
Stock Incentive Bonus	—	—	—	$148,429	$148,429
Change in Control Payment	—	—	$1,314,168	—	—
Accelerated Vesting of Restricted Stock	$144,196	$144,196	—	$144,196	$144,196
Accelerated Vesting of Stock Options	$29,203	$102,716	—	$29,203	$29,203
Incremental Non-Qualified Pension	$23,041	—	$1,326,749	—	—
Health Care Benefits	$11,201	—	$63,469	—	—
Life Insurance Coverage	386	—	2,316	—	—
Life Insurance Proceeds	—	—	—	$990,000	—
Disability Coverage	—	—	$2,808	—	—
Outplacement Services	$20,000	—	$20,000	—	—
280G Tax Gross-Up	—	—	$1,158,266	—	—

Total	$576,717	$392,525	$3,887,776	$1,457,441	$467,441

Guy Lansdown
Base Benefit	$230,769	—	—	—	—
Bonus (Corporate and Personal)	$169,301	$169,301	—	$169,301	$169,301
Stock Incentive Bonus	—	—	—	$177,849	$177,849
Change in Control Payment	—	—	$1,556,889	—	—
Accelerated Vesting of Restricted Stock	$185,164	$185,164	—	$185,164	$185,164
Accelerated Vesting of Stock Options	$40,651	$153,491	—	$40,651	$40,651
Incremental Non-Qualified Pension	$26,049	—	$1,463,404	—	—
Health Care Benefits	$13,196	—	$74,371	—	—
Life Insurance Coverage	386	—	2,316	—	—
Life Insurance Proceeds	—	—	—	$1,125,000	—
Disability Coverage	—	—	$2,808	—	—
Outplacement Services	$20,000	—	$20,000	—	—
280G Tax Gross-Up	—	—	$1,236,045	—	—

Total	$685,516	$507,956	$4,355,833	$1,697,965	$572,965

Wayne W. Murdy. In 2007, Mr. Murdy retired and accrued cash payments from the Savings Equalization Plan and Pension Equalization Plans following separation of employment in 2007, in the amounts of:

•	Savings Equalization Plan which is comprised of deferred salary (shown in salary column of prior disclosures) and earnings on such:

$768,092 paid in 2007

$232,603 paid in 2008, six months following separation of employment

•	Pension Equalization Plan:

$8,938,980 paid in 2007

$10,777,655 paid in 2008, six months following separation of employment.

The Company also vested 48,017 shares of restricted stock (valued at $2,344,670 using December 31, 2007 closing price of $48.83) and 120,005 stock options (valued at $318,181 using December 31, 2007 closing price of $48.83) pursuant to grant awards following separation under the Pension Plan of Newmont. Because Mr. Murdy retired under the Pension Plan of Newmont, he received a cash equivalent payment of a pro-rated target Performance Bonus and Stock Incentive Bonus for the percentage of 2007 that he worked as follows:

•	Performance Bonus $500,000

•	Stock Incentive Bonus $675,000

The Company has agreed to provide office space and secretarial services to Mr. Murdy for a period of five years at an annual cost of approximately $41,841.

Thomas L. Enos. In 2007, Mr. Enos retired and accrued cash payments from the Savings Equalization Plan and Pension Equalization Plans following separation of employment in 2007, in the amounts of:

•	Savings Equalization Plan which is comprised of deferred salary (shown in salary column of prior disclosures) and earnings on such:

$313,648 paid in 2007

$109,777 paid in 2008, six months following separation of employment

•	Pension Equalization Plan:

$5,931,656 paid in 2007

$3,322,676 paid in 2008, six months following separation of employment.

The Company also vested 11,978 shares of restricted stock (valued at $584,886 using December 31, 2007 closing price of $48.83) and 86,667 stock options (valued at $331,968 using December 31, 2007 closing price of $48.83) pursuant to grant awards following retirement under the Pension Plan of Newmont. Because Mr. Enos retired under the Pension Plan of Newmont, he received a cash equivalent payment of a pro-rated target Performance Bonus and Stock Incentive Bonus for the percentage of 2007 that he worked as follows:

•	Performance Bonus $174,000

•	Stock Incentive Bonus $217,500

David Harquail. In 2007, Mr. Harquail received benefits under the Severance Plan of Newmont, as follows:

•	$247,365 cash payment in lieu of bonus, pro-rated bonus at target for the year preceding termination

Mr. Harquail also accrued cash payments from the Savings Equalization Plan and Pension Equalization Plans following separation of employment in 2007, in the amounts of:

•	Savings Equalization Plan which is comprised of deferred salary (shown in salary column of prior disclosures) and earnings on such: $6,303.56

•	Pension Equalization Plan:

$236,391 paid in 2007

$286,560 paid in 2008, six months following separation of employment.

The Company also vested 7,962 shares of restricted stock (valued at $388,784 using December 31, 2007 closing price of $48.83) and 18,055 stock options (valued at $89,296 using December 31, 2007 closing price of $48.83) pursuant to grant awards following separation under the Severance Plan of Newmont. The Company has discretion to vest all restricted stock awards upon severance. Mr. Harquail separated from under the Severance Plan of Newmont and thus was not eligible for a Stock Incentive Bonus for 2007, or a pro-rated cash equivalent.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and holders of greater than 10% of the Company’s outstanding common stock to file initial reports of their ownership of the Company’s equity securities and reports of changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based solely on a review of the copies of such reports furnished to the Company and written representations from the Company’s executive officers and directors, the Company believes that all Section 16(a) filing requirements were complied with in 2007.

Proposal No. 2—Ratify Appointment of Auditors

Proposal.

The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for Newmont and its subsidiaries for 2008, after evaluation of audit quality, fees, independence and other relevant factors. PwC has served as Newmont’s independent auditors since 2002.

The Board is asking that stockholders ratify the appointment of PwC as independent auditors. If stockholders fail to ratify the appointment of PwC, the Audit Committee may reconsider this appointment. Representatives of PwC are expected to be present at the Annual Meeting and will be allowed to make a statement if they wish. Additionally, they will be available to respond to appropriate questions from stockholders during the meeting.

Independent Auditors Fees.

PwC billed the following fees in 2007 and 2006 for professional services rendered to Newmont:

	2007	2006
Audit Fees(1)	$4,928,500	$4,938,166
Audit-Related Fees(2)	881,338	88,359
Tax Fees	4,785	9,350
All Other Fees(3)	24,244	41,300
Total	5,838,867	$5,077,175

(1)	Of the Audit Fees, approximately 24% was attributable to services provided in connection with compliance with Section 404 of the Sarbanes-Oxley Act of 2002.
(2)	Of the Audit-Related Fees, approximately 91% was attributable to services provided in connection with the Company’s sale of its royalty assets.
(2)	Represents software licensing fees.

The Audit Committee has established procedures for engagement of PwC to perform services other than audit, review and attest services. In order to safeguard the independence of PwC, for each engagement to perform such non-audit service, (a) management and PwC affirm to the Audit Committee that the proposed non-audit service is not prohibited by applicable laws, rules or regulations; (b) management describes the reasons for hiring PwC to perform the services; and (c) PwC affirms to the Audit Committee that it is qualified to perform the services. The Audit Committee has delegated to its Chairman its authority to pre-approve such services in limited circumstances, and any such pre-approvals are reported to the Audit Committee at its next regular meeting. All services provided by PwC in 2007 were permissible under applicable laws, rules and regulations and were pre-approved by the Audit Committee in accordance with its procedures. The Audit Committee considered the amount of non-audit services provided by PwC in assessing its independence.

Board Recommendation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF PwC AS NEWMONT’S INDEPENDENT AUDITORS FOR 2008.

Report of the Audit Committee

The Audit Committee of the Board of Directors is composed entirely of directors who are not officers or employees of the Company or any of its subsidiaries, and are independent, as defined in the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. The Committee has adopted a Charter that describes its responsibilities in detail. The Charter is available on the Company’s web site at www.newmont.com under the Investor Relations section.

The primary responsibility for financial and other reporting, internal controls, compliance with laws and regulations, and ethics rests with the management of the Company. The Committee’s primary purpose is to oversee the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and corporate policies and controls, the independent auditor’s selection, retention, qualifications, objectivity and independence, and the performance of the Company’s internal audit function. The Committee reviews the financial information that will be provided to the stockholders and others, the systems of internal controls that management and the Board have established, and the audit process. Additional information about the Committee’s role in corporate governance can be found in the Committee’s charter.

The Audit Committee has reviewed and discussed with management and PricewaterhouseCoopers (“PwC”), the Company’s independent auditors, the audited financial statements of the Company for the fiscal year ended December 31, 2007. Management has affirmed to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has also reviewed and discussed the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee has discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380). The Audit Committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, and has discussed PwC’s independence with them.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for filing with the Securities and Exchange Commission.

Submitted by the following members of the Audit Committee of the Board of Directors:

Noreen Doyle, Chair

Vincent A. Calarco

Michael S. Hamson

Proposal No. 3—Stockholder Proposal to Approve Majority Voting for the Election of Directors in a Non-Contested Election

The Company has been advised that the following resolution and statement in support thereof may be presented by or on behalf of a beneficial owner of shares of the Company’s common stock at the Annual Meeting of Stockholders. The name and address of such beneficial owner, together with the number of shares of common stock held by such beneficial owner, will be furnished by the Company, to any person, orally or in writing as required, promptly upon the receipt of such request.

“3 – Director Election Majority Vote Standard Proposal

Resolved: That the shareholders of Newmont Mining Corporation (“Company”) hereby request that the Board of Directors initiate the appropriate process to amend the Company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

Supporting Statement: In order to provide shareholders a meaningful role in director elections, our Company’s director election vote standard should be changed to a majority vote standard. A majority vote standard would require that a nominee receive a majority of the votes cast in order to be elected. The standard is particularly well-suited for the vast majority of the director elections in which only board nominated candidates are on the ballot. We believe that a majority vote standard in board elections would establish a challenging vote standard for board nominees and improve the performance of individual directors and entire boards. Our Company presently uses a plurality vote standard in all director elections. Under the plurality vote standard, a nominee for the board can be elected with as little as a single affirmative vote, even if a substantial majority of the votes cast are “withheld” from the nominee.

In response to strong shareholder support for a majority vote standard in director elections, an increasing number of the nation’s leading companies, including Intel, General Electric, Motorola, Hewlett-Packard, Morgan Stanley, Wal-Mart, Home Depot, Gannett, Marathon Oil, and Safeway have adopted a majority vote standard in company bylaws or articles of incorporation. Additionally, these companies have adopted director resignation policies in their bylaws or corporate governance policies to address post-election issues related to the status of director nominees that fail to win election. Other companies, including our Company, have responded only partially to the call for change by simply adopting post-election director resignation policies that set procedures for addressing the status of director nominees that receive more “withhold” votes than “for” votes.

We believe that a post-election director resignation policy without a majority vote standard in company bylaws or articles is an inadequate reform. The critical first step in establishing a meaningful majority vote policy is the adoption of a majority vote standard. With a majority vote standard in place, the board can then consider action on developing post-election procedures to address the status of directors that fail to win election. A majority vote standard combined with a post-election director resignation policy would establish a meaningful right for shareholders to elect directors, and reserve for the board an important post-election role in determining the continued status of an unelected director. We feel that this combination of the majority vote standard with a post-election policy represents a true majority vote standard.”

Board Recommendation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Board has been closely monitoring the debate about majority voting for director elections and is aware of stockholder concerns regarding directors elected with less than a majority of the vote. However, the Board believes that the Company’s Corporate Governance Guidelines, which are available on the Company’s website at http://www.newmont.com/en/investor/governance/guidelines.asp, effectively address these concerns, by providing stockholders with a meaningful role in director elections and establishing an appropriate vote standard for Board nominees, without limiting the flexibility that is necessary for the Board to be able to act in the best interests of the Company and its stockholders.

In December 2006, the Board adopted a policy under the Company’s Corporate Governance Guidelines to take into account the majority election of directors. Pursuant to the terms of the Company’s Corporate Governance Guidelines, it is the policy of the Board that if a nominee for director who is an incumbent director does not receive the vote of at least a majority of votes cast at an Annual Meeting of its Stockholders, the director nominee will tender his or her resignation to the Board. In such a case, the Corporate Governance and Nominating Committee, which is composed solely of independent directors, will make a recommendation to the Board, and the independent members of the Board will determine whether to accept or reject the tendered resignation, taking into account all of the relevant facts and circumstances, including the underlying reasons for the election results, the director’s qualifications and length of service and the Company’s compliance with NYSE listing and independence standards. The director nominee who has tendered his or her resignation will not take part in the deliberations. The Board must publicly disclose its decision within 90 days from the date of the certification of the election results. This policy is described in this Proxy Statement under the heading “Corporate Governance—Majority Voting Policy.”

The Board is committed to adhering to the Company’s Corporate Governance Guidelines and to listening carefully to the collective voice of the Company’s stockholders. The policy ensures that a director nominee who receives less than a majority of the vote from his or her election will not serve on the Board without undergoing a high degree of scrutiny by both the Company’s Corporate Governance and Nominating Committee and the Board. Thus, the policy effectively implements a majority voting standard without the inherent limitations a strict majority voting standard places on the Board’s flexibility.

Implementing a strict majority vote requirement in the Company’s certificate of incorporation or bylaws could have unintended adverse consequences for the Company and its stockholders, including instability in the Company’s governance processes. For example, a strict majority voting standard could result in an entire slate of nominees not receiving the requisite number of votes, leaving the Board with an insufficient number of directors to fulfill its obligations and causing uncertainty regarding the Company’s future. It could also cause the Company to fail to comply with the independence standards and listing requirements of the New York Stock Exchange. By contrast, the plurality voting standard promotes stability in the Company’s governance processes by ensuring that a full slate of directors is elected at each annual meeting so that the Board complies with the independence standards and listing requirements of the New York Stock Exchange and applicable federal securities laws.

The default standard for election of directors for Delaware corporations is, and has long been, the plurality voting standard. The plurality voting standard is the default standard used by a significant number of public companies. The Company’s Corporate Governance Guidelines modify the plurality voting standard in uncontested elections in a manner that the Board believes affords its stockholders more meaningful input than they would have under a pure plurality standard. However, it also retains for the Board the ability to exercise its judgment based upon the needs of the Company at any point in time. The Board believes this flexibility is in the best interest of all stockholders and is preferable to placing strict majority voting standards in the Company’s articles of incorporation or bylaws which could result in potentially disruptive outcomes.

The Board believes that the stockholder proposal’s characterization of the plurality voting process, in particular the suggestion that a director may be elected by a single affirmative vote, is quite unrealistic and is not supported by the Company’s historical results. In recent years, all of the Company’s director nominees have been elected with 72%-99% of the vote. As a result, the Board believes adopting the voting requirement that has been proposed would not have affected the outcome of the Company’s director election process. Because the Company’s stockholders and its Board have a history of electing highly qualified directors under a plurality system, the Board believes a change to a majority voting requirement is not necessary, especially in light of the director resignation policy described in the Company’s Corporate Governance Guidelines.

For the reasons set forth above, the Board believes that the proposal is not in the best interest of the Company and its stockholders.

Proposal No. 4—Stockholder Proposal Regarding Independent Board Chairman

The Company has been advised that the following resolution and statement in support thereof may be presented by or on behalf of a beneficial owner of shares of the Company’s common stock at the Annual Meeting of Stockholders. The name and address of such beneficial owner, together with the number of shares of common stock held by such beneficial owner, will be furnished by the Company, to any person, orally or in writing as required, promptly upon the receipt of such request.

“4 – Independent Board Chairman

Resolved: Shareholders request that our Board establish a rule (specified in our charter or bylaws unless absolutely impossible) of separating the roles of our CEO and Chairman, so that an independent director who has not served as an executive officer of our Company, serve as Chairman whenever possible.

This proposal gives our company an opportunity to follow SEC Staff Legal Bulletin 14C to cure a Chairman’s non-independence. This proposal shall not apply to the extent that compliance would necessarily breach any contractual obligations in effect at the time of our shareholder meeting.

This topic won our 51%-support at our 2007 annual meeting. The Council of Institutional Investors, www.cii.org, recommends adoption of this proposal topic and the adoption of shareholder proposals upon receiving their first majority vote. One proxy advisory service recommend no-votes for directors who do not adopt a shareholder proposal after winning its first majority vote. In 2007 the 3 directors on our executive pay committee each received 23% withhold votes:

Mr. Barton

Mr. Prescott

Mr. Roth

Emil Rossi, Boonville, Calif., said the advantage of adopting this proposal should also be considered in the context of our company’s overall corporate governance. For instance in 2007 the following governance status was reported (and certain concerns were noted):

•

Our current CEO, Mr. O’Brien, had a tenure of less than two years, while our former CEO, Mr. Murdy, remains Chairman of the Board. This is a situation which can weaken the CEO’s leadership according to The Corporate Library http://www.thecorporatelibrary.com, an independent investment research firm.

•	Our CEO’s total compensation, including realized options, exceeded the median for a company of our size by more than 20% according to The Corporate Library.

•

Mr. Murdy was designated as an “Accelerated Vesting” director by The Corporate Library. This was due to his involvement with a board that accelerated the vesting of stock options in order to avoid recognizing the related expense.

•	We had too many directors with 14, three inside directors and one inside-related director.

Additionally:

•	We had no shareholder right to cumulative voting.

•	We still had an obsolete directors pension plan – Independence concern.

•	We still had an obsolete directors gift program – Independence concern.

•	Our key Audit Committee Chairman, Mr. Plumbridge, had 24-years director tenure – Independence concern.

•	Our directors also served on 4 boards rated D by The Corporate Library:

1) Mr. Murdy	Quest (Q)	D-rated
2) Mr. Miller	Zenith National (ZNT)	D-rated
3) Mr. Barton	Valmont (VMI)	D-rated
4) Mr. Carrabba	Cleveland-Cliffs (CLF)	D-rated

The above status shows there is room for improvement and reinforces the reason to take one step forward now and vote yes:

Independent Board Chairman –

Yes on 4”

Board Recommendation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Board believes that it is in the best interests of the Company and its stockholders for the Board to have the flexibility in determining the appropriate individual with the necessary qualifications, commitment and support of the other directors to serve as an effective Chairman in light of the circumstances at any point in time. As provided in the Company’s Corporate Governance Guidelines, which are available on the Company’s web site at http://www.newmont.com/en/investor/governance/guidelines.asp:

“The Board selects the Chairman of the Board in the manner and upon the criteria that it deems best for the Corporation at the time of selection. The Board does not have a policy on whether the roles of the Chairman and Chief Executive Officer should be separate or combined, but recognizes the value to the Corporation of the combination of the positions.”

At the present time, Vincent A. Calarco serves as Non-Executive Chairman of the Board, effective January 2008. Mr. Calarco meets the Company’s independence criteria and was found by the Board’s Corporate Governance and Nominating Committee to be independent. Mr. Calarco succeeds Wayne W. Murdy, the Company’s former Chairman, who previously served as the Chief Executive Officer and retired from the Board as of the end of 2007.

However, in the future, the Board may determine that the interests of the Company and its stockholders are best served by the leadership and direction provided by a single person as Chairman and Chief Executive Officer. The proposal, if adopted, may limit the Board from organizing itself in a manner best suited to meet the needs of the Company and its stockholders based on the circumstances and individuals at any particular point in time.

In addition, the Board has been, and continues to be, committed to high standards of corporate governance. The Company believes it already has several mechanisms in place to ensure that the Board is able to provide independent oversight of management, including the following:

•

Among the 11 members of the current slate for election at the Annual Meeting, 10 members are non-management directors, all of whom meet the independence requirements of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. As provided in the Company’s Corporate Governance Guidelines, the Board must always have a substantial majority (75 percent or more) of independent directors who meet the criteria for independence required by the New York Stock Exchange, any applicable laws, rules and regulations and the guidelines established by the Board. These standards are more rigorous than the independence requirements of the listing standards of the New York Stock Exchange.

•

The Board must at all times have either a Non-Executive Chairman or “lead director” of the Board, which Chairman or lead director will meet the Company’s independence criteria and will be elected annually by the independent directors.

•

If the Company appoints an independent Chairman, the Chairman will be responsible for the leadership, management, development and effective functioning of the Board of Directors. As described in the Company’s Corporate Governance Guidelines, the Chairman will also serve as liaison between the independent directors and the Chief Executive Officer and have the authority to call meetings of independent directors. The Chairman will also act in an advisory capacity to the Chief Executive Officer in matters concerning the interests of the Company and the Board and, in consultation with the Chief Executive Officer, will plan and organize the priorities and activities of the Board, including approving meeting agendas and information sent to the Board.

•

If the Company appoints a lead director, the lead director will preside over all meetings of the Board at which the Chairman is not present, including meetings of non-management directors. As described in the Company’s Corporate Governance Guidelines, the lead director will also serve as liaison between the Chairman and other independent directors and have the authority to call meetings of independent directors. The lead director will also approve meeting agendas and information sent to the Board, and approve meeting schedules to assure there is sufficient time for discussion of all agenda items.

•

At each regularly scheduled Board meeting, the Company’s non-management directors hold executive sessions to discuss relevant matters, including the performance of the Chief Executive Officer and other members of management. The independent Chairman or lead independent director, as applicable, will preside at such sessions. During 2007, the non-management directors met seven times.

•

The Company has established procedures enabling any stockholder or interested party to communicate with the independent Chairman, lead director, non-management directors as a group or other members of the Board. These procedures are described in this Proxy Statement under the heading “Corporate Governance—Communications with Stockholders or Interested Parties.” The independent Chairman or lead director, as applicable, is also required to notify other members of the Board regarding any legitimate concern expressed by a stockholder or interested party of which he or she becomes aware.

•

Each of the key committees of the Board, including the Audit Committee, the Compensation and Management Development Committee, the Corporate Governance and Nominating Committee, the Environmental and Social Responsibility Committee and the Operations and Safety Committee, consists entirely of non-management, independent directors. These committees oversee critical matters independent of management, such as executive compensation, including the compensation of the Chief Executive Officer, as well as the selection and evaluation of directors. For a complete description of the responsibilities of each of these committees, see the committee charters, which are available on the Company’s web site at www.newmont.com/en/investor.

In view of the oversight mechanisms currently in place, the Board believes that it is unnecessary to mandate in the Company’s governing documents that the Chairman serve in that capacity only and have no management duties, titles or responsibilities. The Board believes that adopting such proposal would only limit the Board’s ability to select the individual it believes best suited to serve as Chairman and, therefore, would not be in the best interests of the Company and its stockholders.

Other Matters

The Board of Directors does not intend to bring other matters before the Company’s Annual Meeting of Stockholders, except items incident to the conduct of the meeting. However, on all matters properly brought before the meeting by the Board of Directors or by others, the persons named as proxies in the accompanying proxy, or their substitutes, will vote in accordance with their best judgment.

Additional information about Newmont, including its Annual Report on Form 10-K, is available through the Company’s web site, at www.newmont.com.

								THE BOARD OF DIRECTORS’	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE
Item 1. Election of Directors	FOR ALL	WITHHELD FOR ALL						RECOMMENDS A VOTE “FOR” ITEMS 1 and 2 “AGAINST” ITEMS 3 and 4.
Nominees:	☐	☐	Item 2.	Ratify Appointment of Independent Auditors for 2008.	FOR ☐	AGAINST ☐	ABSTAIN ☐	The undersigned hereby authorizes the proxies, in their discretion, to vote on any other business which may properly be brought before the meeting or any adjournment thereof.

01 G.A. Barton, 02 V.A. Calarco, 03 J.A. Carrabba, 04 N. Doyle, 05 V.M. Hagen, 06 M.S. Hamson,	07 R.J. Miller, 08 R.T.O’Brien, 09 J.B. Prescott, 10 D.C. Roth, and 11 J.V. Taranik		Item 3.	Stockholder Proposal to approve Majority Voting for the Election of Directors in a Non-Contested Election if introduced at the meeting.	FOR ☐	AGAINST ☐	ABSTAIN ☐	By execution of the Proxy, the undersigned hereby authorizes such proxies or their substitutes to vote in their discretion on such other business as may properly come before the Annual Meeting.

			Item 4.	Stockholder Proposal regarding Independent Board Chairman if introduced at the meeting.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proxies can only be given by Newmont Mining common stockholders of record on the Record Date. Please sign your name below exactly as it appears on your stock certificate(s) on the Record Date or on the label affixed hereto. When the shares of Newmont Mining common stock are held of record by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

									If you plan to attend the meeting, please mark this box.	☐
FOR ALL EXCEPT NOMINEES WRITTEN IN THE SPACE PROVIDED BELOW.
The undersigned acknowledges

receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement.

Signature	Signature	Dated ___, 2008

FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.proxyvoting.com/nem Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

You can view the Annual Report and Proxy Statement on the Internet at: http://bnymellon. mobular.net/bnymellon/nem

PROXY

NEWMONT MINING CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS APRIL 23, 2008

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF NEWMONT MINING CORPORATION

The undersigned, a holder of record shares of common stock, par value $1.60 per share of Newmont Mining Corporation at the close of business on February 22, 2008 (the “Record Date”), hereby appoints Britt D. Banks, Russell Ball and Sharon E. Thomas, and each or any of them, the proxy or proxies of the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote all shares of the common stock of Newmont Mining Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held at 1:00 p.m. local time on Wednesday, April 23, 2008, in the DuBarry Room at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware USA, and any adjournments thereof, upon the matters listed on the reverse side hereof. The proxies appointed hereby may act by a majority of said proxies present at the meeting (or if only one is present, by that one).

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATION. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU VOTE ONE OF THE THREE WAYS DESCRIBED BELOW.

(Continued and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.     Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

or

2.     Call toll free 1-866-540-5760 on a touch-tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

3.     Vote by Internet at our Internet Address: http://www.proxyvoting.com/nem

PLEASE VOTE

ADMISSION TICKET INFORMATION

Please note that admission to the Annual Meeting will be by admission ticket only. Your admission ticket is located in the Notice of 2008 Annual Meeting of Stockholders and Proxy Statement. (Photo copies will not be accepted.) Admission will be limited to stockholders of record on February 22, 2008, or a stockholder’s authorized proxy representative. In all cases, record date share ownership must be verified at the meeting. Please bring valid photo identification to the meeting.

Beneficial holders should bring (1) a copy of your February brokerage account statement showing Newmont stock ownership as of the record date, February 22, 2008; (2) a letter from your broker, bank or other nominee verifying your record date ownership, or (3) a copy of your brokerage account voting instruction.

VOTING INSTRUCTION FORM

DIRECTION GIVEN BY REGISTERED HOLDERS OF

EXCHANGEABLE SHARES OF NEWMONT MINING CORPORATION

OF CANADA LIMITED FOR THE APRIL 23, 2008 ANNUAL

MEETING OF STOCKHOLDERS OF NEWMONT MINING CORPORATION

The undersigned, having read the Notice of Annual Meeting (the “Annual Meeting”) of stockholders of Newmont Mining Corporation (the “Company”) to be held in the DuBarry Room at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, USA, on Wednesday, April 23, 2008, at 1:00 p.m. local time, the Proxy Statement, and the accompanying Notice to Exchangeable Shareholders, receipt of each of which is hereby acknowledged, does hereby instruct and direct Computershare Trust Company of Canada (the “Trustee”), pursuant to the provisions of the Voting and Exchange Trust Agreement (the “Agreement”) dated as of February 16, 2002, among the Company, Newmont Mining Corporation of Canada Limited and the Trustee, as follows:

PLEASE NOTE: IF NO DIRECTION IS MADE AND YOU SIGN BELOW, THE TRUSTEE IS HEREBY AUTHORIZED AND DIRECTED TO VOTE “FOR” ITEMS 1 AND 2 BELOW, AND “AGAINST” ITEMS 3 AND 4 BELOW, AND, AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, TO VOTE IN ITS DISCRETION.

(Please select one of A, B or C)

A. ☐	Exercise or cause to be exercised, whether by proxy given by the Trustee to a representative of the Company or otherwise, the undersigned’s voting rights at the Annual Meeting, or any postponement or adjournment thereof, as follows:

(Please complete the following only if you have selected Alternative A)

	1. ELECTION OF DIRECTORS		Nominees: 01 G.A. Barton, 02 V.A. Calarco, 03 J.A. Carrabba, 04 N. Doyle, 05 V. M. Hagen, 06 M.S. Hamson, 07 R.J. Miller, 08 R.T. O’Brien, 09 J.B. Prescott, 10 D.C. Roth, 11 J.V. Taranik

	FOR ALL	WITHHELD FOR ALL

	☐	☐

FOR ALL EXCEPT NOMINEES WRITTEN IN THE SPACE PROVIDED BELOW

2. Ratify appointment of PricewaterhouseCoopers LLP as Newmont’s independent auditors for 2008.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

-	3. Consider and act upon a stockholder proposal to approve Majority Voting for the Election of Directors in a Non-Contested Election, if introduced at the meeting.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

4. Consider and act upon a stockholder proposal regarding Independent Board Chairman, if introduced at the meeting.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

6. To vote, in its discretion, on any other business which may properly be brought before the meeting or any adjournment thereof.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

(If you have selected Alternative A, please go directly to the signature line on this page)

B. ☐	Deliver a proxy card to the undersigned at the Annual Meeting with respect to all the Exchangeable Shares of Newmont Mining Corporation of Canada Limited held by the undersigned on the record date for the Annual Meeting so that the undersigned may exercise personally the undersigned’s voting rights at the Annual Meeting or any postponement or adjournment thereof.

(If you have selected Alternative B, please go directly to the signature line on this page)

C. ☐	Deliver a proxy card to attend and act for and on behalf of the undersigned at the Annual Meeting with respect to all the Exchangeable Shares of Newmont Mining Corporation of Canada Limited held by the undersigned on the record date for the Annual Meeting with all the powers that the undersigned would possess if personally present and acting thereat including the power to exercise the undersigned’s voting rights at the Annual Meeting or any postponement or adjournment thereof.

Executed on the                  day of                                          , 2008.

Signature:

Print Name:

NOTES:

(1)	A shareholder has the right to appoint a person to represent him/her at the Annual Meeting by inserting in the space provided the name of the person the shareholder wishes to appoint. Such person need not be a shareholder.

(2)	To be valid, this Voting Instruction Form must be signed and deposited with Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1 in the enclosed return envelope or by fax to (416) 263-9524 prior to 1:00 p.m., Toronto time, on April 22, 2008 or, if the Annual Meeting is adjourned, 48 hours (excluding Saturdays and holidays) before any adjourned Annual Meeting.

(3)	If an individual, please sign exactly as your Exchangeable Shares are registered.

(4)	If the shareholder is a corporation, this Voting Instruction Form must be executed by a duly authorized officer or attorney of the shareholder and, if the corporation has a corporate seal, its corporate seal should be affixed.

(5)	If Exchangeable Shares are registered in the name of an executor, administrator or trustee, please sign exactly as the Exchangeable Shares are registered. If the Exchangeable Shares are registered in the name of the deceased or other shareholder, the shareholder’s name must be printed in the space provided. This Voting Instruction Form must be signed by the legal representative with his/her name printed below his/her signature and evidence of authority to sign on behalf of the shareholder must be attached to this Voting Instruction Form.

(6)	In many cases, Exchangeable Shares beneficially owned by a holder (a “Non-Registered Holder”) are registered in the name of a securities dealer or broker or other intermediary, or a clearing agency. Non-Registered Holders should, in particular, review the section entitled “Non-Registered Holders” in the accompanying Notice to Exchangeable Shareholders and carefully follow the instructions of their intermediaries.

(7)	If a share is held by two or more persons, each should sign this Voting Instruction Form.

(8)	If this Voting Instruction Form is not dated in the space provided, it is deemed to bear the date on which it is mailed to the shareholder.

NEWMONT MINING CORPORATION

Notice to Exchangeable Shareholders

Our records show that you hold Exchangeable Shares of Newmont Mining Corporation of Canada Limited (“Newmont Canada”), a Canadian company. The Exchangeable Shares provide you with economic and voting rights that are, as nearly as practicable, equivalent to those of holders of shares of common stock of Newmont Mining Corporation (the “Company”), the U.S. parent of Newmont Canada, including the right to attend and vote at meetings of the common stockholders of the Company. The Company will be holding an annual meeting (the “Annual Meeting”) of its common stockholders on April 23, 2008 to

•	Elect directors;

•	Ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as Newmont’s independent auditors for 2008;

•

Consider and act upon a stockholder proposal to approve Majority Voting for the Election of Directors in a Non-Contested Election, as set forth in the accompanying Proxy Statement, if introduced at the meeting;

•	Consider and act upon a proposal regarding Independent Board Chairman, as set forth in the accompanying Proxy Statement, if introduced at the meeting; and

•	Transact such other business that may properly come before the meeting.

At such Annual Meeting you will have voting rights, based on the number of Exchangeable Shares you hold. You are permitted to instruct Computershare Trust Company of Canada, the Trustee under a Voting and Exchange Trust Agreement as to how the Trustee is to vote your Exchangeable Shares at the Annual Meeting of the Company. If you do not give voting instructions, the Trustee will not be entitled to exercise the voting rights attached to your Exchangeable Shares. Alternatively, you may instruct the Trustee to give you or a person designated by you a proxy to exercise personally the voting rights attached to your Exchangeable Shares. To instruct the Trustee as to how you wish to exercise your voting rights, you must complete, sign, date and return the enclosed Voting Instruction Form to the Trustee by 1:00 p.m., Toronto time, on April 22, 2008. The Trustee will not be obligated to act on any instructions received after that time.

You have the right to revoke any instructions to the Trustee by giving written notice of revocation to the Trustee or by executing and delivering to the Trustee a later-dated Voting Instruction Form. No notice of revocation or later-dated Voting Instruction Form, however, will be effective unless received by the Trustee prior to 1:00 p.m., Toronto time, on April 22, 2008.

Whether or not you plan to attend the Annual Meeting, please sign, date and return the Voting Instruction Form in the envelope provided in order to ensure that your Exchangeable Shares will be represented at the Annual Meeting.

Non-Registered Holders

Only registered holders of Exchangeable Shares of Newmont Canada are permitted to instruct the Trustee as to how to vote their Exchangeable Shares at the Annual Meeting or to attend and vote at the Annual Meeting in person or by proxy as described above. You may be a beneficial owner of Exchangeable Shares (a “Non-Registered Holder”) if your Exchangeable Shares are registered either:

(i)	in the name of an intermediary (an “Intermediary”) with whom you deal in respect of the Exchangeable Shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans; or

(ii)	in the name of a clearing agency (such as The Canadian Depository for Securities Limited) of which the Intermediary is a participant.

Newmont Canada has distributed copies of the Notice of Meeting, the Proxy Statement and this Notice to Exchangeable Shareholders (collectively, the “meeting materials”) to Intermediaries who are required to forward these meeting materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. If you are a Non-Registered Holder who has not waived the right to receive meeting materials you will be given either:

(i)	a voting instruction form, which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which specifies the number of Exchangeable Shares beneficially owned by you but which is otherwise uncompleted. This voting instruction form need not be signed by you. In this case, if you wish to direct the voting of the Exchangeable Shares held by you or attend and vote at the Annual Meeting (or have another person attend and vote on your behalf) you should properly complete the voting instruction form and deposit it with Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1 or by fax to (416) 263-9524 prior to 1:00 p.m., Toronto time, on April 22, 2008; or

(ii)	a voting instruction form, which must be completed and signed by you in accordance with the directions on the voting instruction form (which may in some cases permit the completion of the voting instruction form by telephone).

The purpose of these procedures is to permit you, as a Non-Registered Holder, to direct the voting of the Exchangeable Shares you beneficially own or to attend and vote at the Annual Meeting, in person or by proxy. A Non-Registered Holder generally may revoke a voting instruction form given to an Intermediary by providing written notice to the Intermediary in a reasonable time period prior to the Annual Meeting. Non-Registered Holders should carefully follow the instructions of their Intermediaries and their service companies and contact their Intermediaries promptly if they need assistance.

Information Relating to Newmont Mining Corporation

Exchangeable Shares are exchangeable on a one-for-one basis for shares of common stock of the Company and you, as a holder of Exchangeable Shares, are entitled to receive dividends from the Company payable at the same time as and equivalent to, on a per-share basis, any dividends paid by the Company to holders of its shares of common stock. As a result of the economic equivalency and voting rights between the Exchangeable Shares and shares of common stock of the Company you, as a holder of Exchangeable Shares, will have a participating interest determined by reference to the Company and not Newmont Canada. Accordingly, it is information related to the Company that is relevant to you and enclosed in this package is the Company’s Proxy Statement which we urge you to read carefully.

CDI Voting Instruction Form

All correspondence or for further assistance contact:

Computershare Investor Services Pty Limited

GPO Box 242 Melbourne

Victoria 3001 Australia

Enquiries (within Australia) 1300 656 171

(outside Australia) 61 3 9415 4699

Facsimile 61 8 8236 2305

www.computershare.com

000001

000

SAM

MR JOHN SMITH 1

FLAT 123

123 SAMPLE STREET

THE SAMPLE HILL

SAMPLE ESTATE

SAMPLEVILLE VIC 3030

Notes and Instructions for Completion of CDI Voting Instruction Form overleaf

The Notice and Annual Report are available at http://bnymellon.mobular.net/bnymellon/nem

1. Your Vote is Important

Each Newmont CDI is equivalent to one tenth of one share of Newmont Common Stock, so that every ten CDIs that you hold as at the record date of February 22, 2008 entitles you to give voting directions in respect of one share of Common Stock.

CHESS Depository Nominees Pty Ltd (CDN) is the stockholder of record for the Common Stock that is represented by your CDIs. CDN will vote the underlying shares of Common Stock in accordance with the directions of CDI holders.

Please complete, sign and return the CDI Voting Instruction Form to give your voting directions.

2. To Give Your Voting Instructions

To give your voting directions, please complete Section 2 of the form (overleaf). You can complete the appropriate boxes to indicate your voting directions (either for, against or abstain) for each resolution. If you mark the abstain box, you are directing the proxy not to vote on that item. If a tick is placed in a box, your total CDI holding will be voted in that manner. You may if you wish, split your voting direction by inserting the number of CDIs you wish to vote in the appropriate box. The voting directions will be invalid if the total CDI holding shown in the For, Against and Abstain boxes is more than your total CDI holding as shown on the CDI register.

3. Instructions for Signing

You must sign the form to authorize your instructions. Please sign as follows:

INDIVIDUALS	This proxy must be signed by the CDI holder.

JOINT HOLDERS	This proxy must be signed by all of the CDI holders.

COMPANIES	Please ensure that the proxy is signed by:

• The Sole Director and Sole Secretary (one signatory); or

• A Director and the Company Secretary (two signatories); or

• Two Directors (two signatories); as required under the constitution of your company and affix the common seal if applicable.

POWER OF ATTORNEY	If signed under Power of Attorney, the Attorney by signing, states that no revocation of the Power has been received. Power of Attorney must have been exhibited previously with the Company or else a certified copy must accompany this form.

4. Lodgement Instructions

Your CDI Voting Instruction Form must be received by 5:00 pm April 21, 2008 otherwise it will be invalid.

Please return your form as follows:

By mail to: Computershare Investor Services Pty Limited GPO Box 242 Melbourne Victoria 3001 Australia	Hand Deliver to: Computershare Investor Services Pty Limited Level 5, 115 Grenfell St Adelaide, South Australia 5000 Australia	By Fax to: 61 8 8236 2305

Annual Meeting of Stockholders – April 23, 2008, Wilmington, Delaware USA

Securityholder Reference Number (SRN)

MR JOHN SMITH 1

FLAT 123

123 SAMPLE STREET

THE SAMPLE HILL

SAMPLE ESTATE

SAMPLEVILLE VIC 3030

I 1234567890 I N D Holding as at 22 February 2008: XXXXXXXX

1. Your Vote is Important

Your voting instructions are sought in respect of your holding of Newmont Mining Corporation (Newmont) CDIs. CHESS Depository Nominees Pty Ltd has received a proxy solicitation from the Board of Directors of Newmont and will vote the underlying shares of Newmont Common Stock in accordance with your instructions.

2. Voting Instructions

I/We being a holder of Newmont CHESS Depository Interests (CDIs) as at the record date of February 22, 2008 hereby direct CHESS Depository Nominees Pty Ltd to vote the shares underlying my/our holding at the Annual Meeting in respect of the resolutions outlined below, as follows:

TO ELECT DIRECTORS: Please mark the boxes with an X to indicate your directions.

For Against Abstain For Against Abstain For Against Abstain

1. Glen A. Barton

5. Veronica M. Hagen

9. John B. Prescott

2. Vincent A. Calarco

6. Michael S. Hamson

10. Donald C. Roth

3. Joseph A. Carrabba

7. Robert J. Miller

11. James V. Taranik

4. Noreen Doyle

8. Richard T. O’Brien

By execution of this CDI Voting Instruction Form the undersigned hereby authorises CHESS Depository Nominees Pty Ltd to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting.

For Against Abstain

Ratify appointment of PricewaterhouseCoopers LLP as Newmont’s Independent Auditors for 2008

Consider and act upon a stockholder proposal to approve majority voting for the election of Directors in a non-contested election, if introduced at the meeting

Consider and act upon a stockholder proposal regarding Independent Board Chairman, if introduced at the meeting

3. Authorised Signature(s): This Instruction Form must be signed by the CDI holder(s), or if a corporation, in accordance with its constitution (articles) and under its Common Seal (if applicable), or under the hand of an Authorised Officer or Attorney. (Refer to notes overleaf.)

PLEASE SIGN HERE

This section must be signed in accordance with the instructions overleaf to enable your directions to be implemented.

Individual or Securityholder 1 or Sole Director and Sole Company Secretary

(if shares held by a Company)

Securityholder 2 or Director

(if shares held by a Company)

Securityholder 3 or Director/Company Secretary

(if shares held by a Company)

Contact Name

Contact Daytime Telephone

Date